                       Statement of Additional Information




                               ANCHOR PATHWAY FUND






         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of the Fund, dated January 28, 1997. The Prospectus may be obtained by writing to the Fund at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.



                                 P.O. Box 54299
                       Los Angeles, California 90054-0299







                                January 28, 1997
                                 As Supplemented
                                 April 25, 1997

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                                TABLE OF CONTENTS


Topic                                                                         Page
The Fund ................................................................      2
Investment Policies .....................................................      2
Investment Restrictions .................................................     10
Fund Officers and Trustees ..............................................     15
Investment Advisory Agreement ...........................................     17
Business Management Agreement ...........................................     18
Dividends, Distributions and Federal Taxes ..............................     19
Price of Shares .........................................................     20
Execution of Portfolio Transactions .....................................     21
General Information .....................................................     23
Financial Statements ....................................................     24



                                    THE FUND

         The Fund, organized as a Massachusetts business trust on March 23, 1987, is a diversified, open-end management investment company. It was established to provide an exclusive funding medium for the Account.

         The sole shareholder of the Fund is the Account. The Company is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is, in turn, owned by SunAmerica Inc., a Maryland corporation.

                               INVESTMENT POLICIES

         The discussion below is intended to supplement the information contained in the Prospectus.

GENERAL

         ILLIQUID SECURITIES. Each of the Series may invest no more than 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Series will seek to obtain the right of registration at the expense of the issuer.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid under procedures adopted by the Fund's Board of Trustees. Capital Research and Management Company ("CRMC") will monitor the liquidity of such restricted securities. In reaching liquidity decisions, the Investment Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         The Cash Management Series may invest in commercial paper issues which include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). In addition each Series may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Investment Adviser believes that
Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. Each Series intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities.

CASH MANAGEMENT SERIES

         The Cash Management Series seeks to achieve its investment objective by investing in a diversified selection of money market instruments. The money market instruments in which the Series may invest include the following:

         COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports, and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity). The Cash Management Series may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

         SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations with assets in excess of $1 billion based on the latest published reports. The Cash Management Series may also invest in obligations issued by savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

         COMMERCIAL PAPER - Short-term notes (up to 9 months) issued by corporations or governmental bodies. The Cash Management Series may only purchase commercial paper judged by the Investment Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by S&P and by Moody's or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Series. (No more than 5% of the Cash Management Series' assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Series' assets or $1 million may be invested in such securities of any one issuer.) See the Appendix contained in the Fund's prospectus for a description of the ratings. The commercial paper in which the Cash Management Series may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Series to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Series unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Series attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P and the Cash Management Series may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.

         CORPORATE BONDS AND NOTES - The Cash Management Series may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Series may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by S&P and Moody's. See the Appendix contained in the Fund's prospectus for a description of investment-grade ratings by S&P and Moody's.

         FLOATING RATE OBLIGATIONS - These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and non-U.S. securities dealers make active markets in these securities.

ASSET ALLOCATION SERIES AND U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

         GNMA CERTIFICATES, FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - The Series may purchase certificates issued by the Government National Mortgage Association (GNMA) and the U.S. Government/AAA-Rated Securities Series expects to invest in these securities. These certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans that are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States government. Principal is paid back monthly by the borrower over the term of the loan. Because both interest and principal payments (including prepayments) are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

         MORTGAGE-RELATED SECURITIES - The Series may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMO's") and mortgage backed bonds. CMO's (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series. Each class of bonds in the series has a different maturity than the other classes of bonds in the series and may bear a different coupon rate. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayments of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal payments on the underlying collateral. In these series the classes having proportionately greater interests on principal repayments generally would be more affected by acceleration (or slowing) in the rate of prepayments.

         Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

         U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES AND REVERSE REPURCHASE AGREEMENTS - Although the Government/AAA Series has no current intention of doing so during the next twelve months, the Government/AAA Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Government/AAA Series and its agreement to repurchase the security at a specified time and price. The Government/AAA Series maintains in a segregated account with the Fund's custodian liquid assets, which will be marked to market daily, in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Government/AAA Series. The use of reverse repurchase agreements by the Government/AAA Series creates leverage that increases the Government/AAA Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Government/AAA Series' earnings and net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings and net asset value would decline faster than otherwise would be the case.

U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES, ASSET ALLOCATION SERIES AND HIGH-YIELD BOND SERIES

         LOANS OF PORTFOLIO SECURITIES - Although the Government/AAA Series, Asset Allocation Series and High-Yield Bond Series have no current intention of doing so during the next twelve months, they are authorized to lend portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by CRMC. The borrower must maintain collateral with the Fund's custodian consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser monitors the adequacy of the collateral on a daily basis. The Series may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The Series receives any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each Series will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

         PORTFOLIO TRADING OF FIXED-INCOME SECURITIES - The Series intends to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

         ROLL TRANSACTIONS - Although the Asset Allocation Series, the High-Yield Bond Series, and the U.S. Government/AAA-Rated Securities Series have no current intention of doing so during the next 12 months, these Series may engage in "roll" transactions. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical securities at a future date. The Series intend to treat "roll" transactions as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. Since the Series do not intend to enter into "roll" transactions for financing purposes, they may treat these transactions as not falling within the definition of borrowing set forth in Section 2(a)(23) of the 1940 Act. The Series will segregate liquid assets, which will be marked to market daily, in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Series' aggregate commitments under these transactions exceed its holding of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position, as set forth in Section 18 of the 1940 Act, (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

GROWTH SERIES, INTERNATIONAL SERIES AND HIGH-YIELD BOND SERIES

         CURRENCY TRANSACTIONS -The Growth Series, International Series and High-Yield Bond Series have the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Series will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

         Although it has no current intention to do so (at least during the next 12 months), the High-Yield Bond Series may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by the Series to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Although currency contracts typically will involve the purchase and sale of a foreign currency against the U.S. dollar, a Series also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Fund has filed a notice of eligibility with the Commodities Futures Trading Commission (the "CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, a Series may (i) purchase and sell futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Series' assets committed to margin and option premiums, and
(ii) enter into non-hedging transactions, provided that the Series may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Series' existing futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions.

         Although it has no current intention to do so (at least during the next 12 months), the High-Yield Bond Series may attempt to accomplish objectives similar to those involved in its of currency contracts by purchasing put or call options on currencies. A put option gives the Series, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which a series anticipates purchasing securities.

         Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Series will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         Certain provisions of the Internal Revenue Code may affect the extent to which the Series may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the Series.

GROWTH SERIES, ASSET ALLOCATION SERIES AND HIGH-YIELD BOND SERIES

         CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS - The Growth Series, Asset Allocation Series and the High-Yield Bond Series may invest in high yield bonds. These bonds present certain risks which are discussed below:

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Series' net asset value.

         PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Series' assets. If the Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Series' rate of return.

         LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions for each Series that cannot be changed without approval by a majority of its outstanding shares. Such majority is defined as the vote of the lesser of (i) 67 percent or more of the outstanding shares of the Series present at a meeting, if the holders of more than 50 percent of the outstanding shares of the Series are present in person or by proxy or (ii) more than 50 percent of the outstanding shares of the Series.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT SERIES

         The Cash Management Series has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Series' investment objective, cannot be changed without approval by a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Series may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

         2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

         3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.


         4. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Series may, however, enter into repurchase agreements.



         5. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.



         6. Sell securities short except to the extent that the Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.



         7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Cash Management Series may not:



         8. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.



         9. Pledge or hypothecate its assets.



         10. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.



         11. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.


         Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, the Cash Management Series has adopted a more restrictive policy (that may be changed by the trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management series may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by the Cash Management Series of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 10 above.

INVESTMENT RESTRICTIONS OF THE HIGH-YIELD BOND SERIES, THE ASSET ALLOCATION SERIES, THE GROWTH-INCOME SERIES, THE INTERNATIONAL SERIES AND THE GROWTH SERIES

         The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series have each adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as each Series' investment objective, cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series may not:

         1. Invest more than 5% of the value of the total assets of the Series in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

         2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

         3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.


         4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).



         5. Purchase commodities or commodity contracts; except that the Asset Allocation Series, the High-Yield Bond Series and the International Series may engage in transactions involving currencies (including forward and futures contracts or put and call options).



         6. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.



         7. Borrow money, except to the extent permitted by applicable law.



         8. Purchase securities on margin.



         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series may not:



         9. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.



         10. Pledge or hypothecate its assets.



         11. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

         12. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.



         13. Invest in companies for the purpose of exercising control or management.



         14. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.



         15. Sell securities short, except to the extent permitted by applicable law.



INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

         The Government/AAA Series has adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as the Government/AAA Series' investment objective, cannot be changed without approval of a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Government/AAA Series may not:

         1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the Government/AAA Series' total assets would be invested in securities of the issuer.

         2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities or other securities to the extent they are backed by or represent interests in U.S. Government securities or U.S. Government-guaranteed mortgages.

         3. Invest in companies for the purpose of exercising control or management.


         4. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the Government/AAA Series may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.



         5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Series to be considered an underwriter as that term is defined under the Securities Act of 1933.



         6. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

         7. Sell securities short, except to the extent that the Government/AAA Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.



         8. Purchase securities on margin, except that the Series may obtain necessary short-term credits for the clearance of purchases and sales of securities.



         9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the Government/AAA Series' total assets, except that the Series may enter into reverse repurchase agreements.



         10. Write, purchase or sell puts, calls or combinations thereof.



         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Government/AAA Series may not:



         11. Enter into any repurchase agreement maturing in more than seven days or invest or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.


         12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.


         13. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

                           FUND OFFICERS AND TRUSTEES

         The trustees and executive officers of the Fund and their principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.


Name, Age and Position(s)                  Principal Occupation(s)
Held With the Fund                         During the Past Five Years
------------------                         --------------------------
Richards D. Barger* (68),                  Senior Partner, Law Firm of Barger & Wolen.
Trustee

Norman J. Metcalfe* (54),                  Vice Chairman and Chief Financial Officer, The
Trustee                                    Irvine Company (March 1993 to December 1996);
                                           Executive Vice President (1986-1992) and Director
                                           (1984-1993), SunAmerica Inc.; formerly, President,
                                           SunAmerica Investments, Inc. (1988-1992) and
                                           Executive Vice President and Director, Anchor
                                           National (1986-1992).

Allan L. Sher (65),                        Director, Board of Governors, American Stock
Trustee                                    Exchange (1991 to present); Former Chairman
                                           and Chief Executive Officer, Bateman, Eichler,
                                           Hill Richards  (1990-1992).

William M. Wardlaw (50),                   Partner, Freeman Spogli & Co., Incorporated
Trustee                                    (1988-present).

James K. Hunt* (45),                       Executive Vice President, SunAmerica
Chairman of the Board                      Investments, Inc. (1993 to present); President,
and President                              SunAmerica Corporate Finance (since January
                                           1994); Senior Vice President, SunAmerica
                                           Investments, Inc. (1990-1993).

Scott L. Robinson (50)                     Senior Vice President and Controller,
Senior Vice President, Treasurer and       SunAmerica Inc. (since 1991); Senior Vice
Controller                                 President of Anchor National (since 1988); joined
                                           SunAmerica in 1978.

Name, Age and Position(s)                  Principal Occupation(s)
Held With the Fund                         During the Past Five Years
------------------                         --------------------------
Susan L. Harris (39)                       Senior Vice President (since November 1995),
Vice President, Counsel and Secretary      Secretary (since 1989) and General Counsel-
                                           Corporate Affairs (since December 1994),
                                           SunAmerica Inc.; Senior Vice President and
                                           Secretary, Anchor National (since 1990) and
                                           Director (since 1991); joined SunAmerica Inc. in
                                           1985.

Peter C. Sutton (32)                       Senior Vice President, SAAMCO (since April
Vice President                             1997); Vice President (September 1994-March
The SunAmerica Center                      1997); Treasurer, SunAmerica Mutual Funds
733 Third Avenue                           (since February 1996); Vice President,
New York, NY 10017-3204                    SunAmerica Series Trust (since  October 1994);
                                           Controller, SunAmerica Mutual Funds (March
                                           1993 - February 1996).



-------------------

*A Trustee who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

         The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Company or its affiliates. For the fiscal year ended November 30, 1996, the Fund paid Trustees' fees and expenses which totaled $49,500.

         The following table sets forth information summarizing the compensation of each Trustee of the Fund for his services as Trustee for the fiscal year ended November 30, 1996. Trustees who are affiliated with the Company do not receive any compensation.


                               COMPENSATION TABLE

-------------------------------------------------------------------------------------------------
                                                 Pension or                  Total Compensation
                                                 Retirement Benefits         from Registrant and
                            Aggregate            Accrued as Part of          Fund Complex Paid to
                            Compensation         Fund Expenses*              Trustees*
                            from Registrant
Trustee
-------------------------------------------------------------------------------------------------
Richards D. Barger             $13,000                 N/A                          $22,000
-------------------------------------------------------------------------------------------------
Frank L. Ellsworth             $13,000                 N/A                          $22,000
-------------------------------------------------------------------------------------------------
Gordon F. Hampton              $11,750                 N/A                          $20,250
-------------------------------------------------------------------------------------------------
Norman J. Metcalfe             $11,750                 N/A                          $20,250
-------------------------------------------------------------------------------------------------

* Information is as of November 30, 1996 for the two Funds in the complex which pay fees to these trustees (the Fund and SunAmerica Series Trust).


                          INVESTMENT ADVISORY AGREEMENT

         The Fund is advised by CRMC of Los Angeles, California. The Amended and Restated Investment Advisory Agreement between the Fund and the Investment Adviser, dated March 14, 1990, provides that the Investment Adviser shall determine what securities are purchased or sold by the Fund. The Agreement was approved by shareholders of the Cash Management Series, the High-Yield Bond Series, the Growth-Income Series, the Growth Series and the Government/AAA Series on September 22, 1988, by shareholders of the Asset Allocation Series on March 14, 1990 and by shareholders of the International Series on March 20, 1991.

         The Investment Advisory Agreement provides that it will continue in effect until September 21, 1990, unless terminated, and may be renewed from year to year thereafter as to each Series for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement was last renewed on July 18, 1996. The Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for automatic termination upon assignment.

         As compensation for its services, the Investment Adviser receives from the Fund a fee, accrued daily and payable monthly, based on the net assets of each Series. For all the Series except the International Series, the fee is equal to 0.36% (on an annualized basis) of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.30% of that portion of the Series' average daily net assets in excess of $30 million. The Investment Adviser receives a fee, accrued daily and payable monthly, based on the net assets of the International Series, at the annual rate of 0.66% of that portion of the Series' average daily net assets not exceeding $60 million, plus 0.58% of that portion of the Series' average daily net assets in excess of $60 million. This fee will be reduced to the extent necessary to comply with any applicable state expense limitations.

         The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended November 30, 1996, 1995 and 1994.

                                  ADVISORY FEES

---------------------------------------------------------------------------------------
          FUND                                1996             1995             1994
---------------------------------------------------------------------------------------
Growth Series                              $2,478,000       $2,484,000       $2,232,000
---------------------------------------------------------------------------------------
International Series                       $1,412,000       $1,419,000       $1,501,000
---------------------------------------------------------------------------------------
Growth-Income Series                       $2,672,000       $2,478,000       $2,484,000
---------------------------------------------------------------------------------------
Asset Allocation Series                    $  472,000       $  461,000       $  492,000
---------------------------------------------------------------------------------------
High-Yield Bond Series                     $  421,000       $  447,000       $  497,000
---------------------------------------------------------------------------------------
U.S. Government/AAA-Rated Securities
Series                                     $  380,000       $  449,000       $  582,000
---------------------------------------------------------------------------------------
Cash Management Series                     $  318,000       $  442,000       $  560,000
---------------------------------------------------------------------------------------

                          BUSINESS MANAGEMENT AGREEMENT

         The Business Manager, a wholly-owned subsidiary of Anchor National Financial Services, Inc., provides administrative services to the Fund. The Business Management Agreement between the Fund and the Business Manager, dated September 1, 1987, provides that the Business Manager will manage the business affairs of the Fund and perform the administrative functions required of a registered investment company at all times in accordance with the organizational documents and current prospectus of the Fund. Shareholders of the Cash Management Series, the High-Yield Bond Series, the Growth-Income Series, the Growth Series and the Government/AAA Series approved the Business Management Agreement on September 22, 1988. Similar Business Management Agreements were approved by shareholders of the Asset Allocation Series on March 14, 1990 and by shareholders of the International Series on March 20, 1991.

         As compensation for its services, the Business Manager receives a fee, accrued daily and payable monthly, based on the net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% on that portion of the Series' average daily net assets in excess of $30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series at the annual rate of 0.24%.

         The following table sets forth the total administrative fees paid by the Fund to the Business Manager pursuant to the Business Management Agreement for the fiscal years ended November 30, 1996, 1995 and 1994.

                            BUSINESS MANAGEMENT FEES

---------------------------------------------------------------------------------------
           FUND                               1996             1995             1994
---------------------------------------------------------------------------------------
Growth Series                              $1,653,000       $1,656,000       $1,488,000
---------------------------------------------------------------------------------------
International Series                       $  564,000       $  567,000       $  601,000
---------------------------------------------------------------------------------------
Growth-Income Series                       $1,781,000       $1,652,000       $1,656,000
---------------------------------------------------------------------------------------
Asset Allocation Series                    $  314,000       $  307,000       $  328,000
---------------------------------------------------------------------------------------
High-Yield Bond Series                     $  281,000       $  298,000       $  331,000
---------------------------------------------------------------------------------------
U.S. Government/AAA-Rated Securities
Series                                     $  253,000       $  300,000       $  338,000
---------------------------------------------------------------------------------------
Cash Management Series                     $  212,000       $  295,000       $  373,000
---------------------------------------------------------------------------------------


         The Business Management Agreements provide that they will continue in effect until September 21, 1991, unless terminated, and may be renewed from year to year thereafter as to each Series for as long as such renewal is specifically approved at least annually by (i) the Board of Trustees of the Fund, or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in said Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements were renewed most recently on July 19, 1996. The Business Management Agreements also provide that they may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreements provide for their automatic termination upon assignment.

         The Fund pays certain expenses not assumed by the Business Manager including, but not limited to, expenses of shareholder meetings; reports to shareholders and the printing of proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expenses of issuance, transfer and redemption of shares; custodian fees; printing and preparation of registration statements; taxes; and the compensation of trustees who are not interested persons of the Fund.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

         FEDERAL TAXES - Each Series is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M under the Code. To remain qualified as a regulated investment company, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain foreign currencies (or options, futures or forward contracts thereon) held less than 3 months (foreign currency gains, including those derived from options, futures and forward contracts, will not, in any event, be characterized as short-short gains if they are directly related to the registered investment company's investment in stocks, options or futures thereon); (c) diversify its holdings so that, at the end of each fiscal quarter,
(i) 50% of the market value of the Series' assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Series' net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the value of its assets are invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies; and (d) distribute at least 90% of its investment company taxable income (including short-term capital gains).

         Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Series will be subject, since the amount of that Series' assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

                                 PRICE OF SHARES

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares of such class outstanding. The net asset value of a Fund's shares will also be computed on each other day in which there is a sufficient degree of trading in such Fund's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Fund's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

         Stocks and convertible bonds and debentures traded on the NYSE are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund, on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by the Series are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Investment Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective series' total assets.

         The Series' liabilities including proper accruals of expense items, are deducted from total assets.

         The net asset value of the respective Series is divided by the total number of shares outstanding (excluding treasury shares). The result, rounded to the nearer cent, is the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

         A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser.

         The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Investment Adviser in serving other clients as well as the Fund and research services obtained by the Investment Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Fund.

         Purchases and sales of money market instruments usually are principal transactions. Normally, no brokerage commissions are paid by the Fund for such purchases. Money market instruments are generally purchased directly from the issuer or from an underwriter or market-maker for the securities. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). Where transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are obtainable.

         The policy of the Fund with respect to brokerage practices is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.


         The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions which were paid to affiliated broker-dealers by the Funds for the fiscal years ended November 30, 1996, 1995 and 1994.


                           1996 BROKERAGE COMMISSIONS

------------------------------------------------------------------------------------------------
                                      AGGREGATE           AMOUNT PAID TO      PERCENTAGE PAID TO
                                      BROKERAGE         AFFILIATED BROKER-    AFFILIATED BROKER-
         SERIES                      COMMISSIONS             DEALERS              DEALERS
------------------------------------------------------------------------------------------------
Growth Series                         $545,267               $4,076                0.75%
------------------------------------------------------------------------------------------------
International Series                  $501,956                   --                  --
------------------------------------------------------------------------------------------------
Growth-Income Series                  $574,225               $4,220                0.74%
------------------------------------------------------------------------------------------------
Asset Allocation Series
                                      $ 79,496               $  120                0.15%
------------------------------------------------------------------------------------------------
High-Yield Bond Series                      --                   --                  --
------------------------------------------------------------------------------------------------
U.S. Government/AAA-
Rated Securities Series                     --                   --                  --
------------------------------------------------------------------------------------------------
Cash Management Series                      --                   --                  --
------------------------------------------------------------------------------------------------

                           1995 BROKERAGE COMMISSIONS

------------------------------------------------------------------------------------------------
                                     AGGREGATE            AMOUNT PAID TO     PERCENTAGE PAID TO
                                     BROKERAGE          AFFILIATED BROKER-   AFFILIATED BROKER-
         SERIES                     COMMISSIONS             DEALERS              DEALERS
------------------------------------------------------------------------------------------------
Growth Series                         $531,082               $  900                0.17%
------------------------------------------------------------------------------------------------
International Series                  $184,500                   --                  --
------------------------------------------------------------------------------------------------
Growth-Income Series                  $563,815               $2,262                0.40%
------------------------------------------------------------------------------------------------
Asset Allocation Series               $168,685               $2,460                1.46%
------------------------------------------------------------------------------------------------
High-Yield Bond Series                $      0                   --                  --
------------------------------------------------------------------------------------------------
U.S. Government/AAA-
Rated Securities Series               $      0                   --                  --
------------------------------------------------------------------------------------------------
Cash Management Series                $      0                   --                  --
------------------------------------------------------------------------------------------------

         For the year ended November 30, 1994, the Fund paid brokerage commissions of $1,767,112 as follows; $578,717, Growth Series; $296,043, International Series; $732,992, Growth-Income Series; $158,828, Asset Allocation Series; $532, High-Yield Bond Series; $0, U.S. Government/AAA-Rated Securities Series, and; $0, Cash Management Series. Of the total brokerage commissions paid, the Fund paid affiliated brokers as follows: Royal Alliance Associates, Inc. $5,766 and SunAmerica Securities, Inc. $180 which constitute .33% and .01%, respectively, of the total brokerage commissions paid for the period.

                               GENERAL INFORMATION

         CUSTODIAN - State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's custodian. In this capacity, State Street maintains the portfolio securities held by the Fund, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Fund.

         INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, is the Fund's independent accountant. Price Waterhouse LLP performs an annual audit of the Fund's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the Securities and Exchange Commission. The firms of Blazzard, Grodd & Hasenauer, North Ocean Drive, Hollywood, FL 33019 and Shereff Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, provide legal services to the Fund.

         REPORTS TO SHAREHOLDERS - Contract owners are provided at least semiannually with reports showing the investment portfolio, financial statements and other information.

         SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

         REGISTRATION STATEMENT - A registration statement has been filed with the Securities and Exchange Commission under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Fund has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.


                              FINANCIAL STATEMENTS


         Set forth following this Statement of Additional Information are the audited financial statements of the Fund with respect to the fiscal year ended November 30, 1996.

   O
---------------------

    ANCHOR PATHWAY FUND
    GROWTH SERIES                    INVESTMENT PORTFOLIO  --  NOVEMBER 30, 1996

                                                                                                                  VALUE
                                            COMMON STOCK -- 90.9%                               SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CAPITAL EQUIPMENT -- 35.2%
                    Data Processing & Reproduction -- 10.2%
                    3Com Corp.+..........................................................        50,000         $    3,756
                    Adobe Systems, Inc. .................................................       250,000              9,875
                    Autodesk, Inc. ......................................................        50,000              1,400
                    Compuserve, Inc.+....................................................        50,000                525
                    Danka Business Systems PLC ADR.......................................        25,000              1,050
                    Data General Corp.+..................................................       100,000              1,463
                    Dell Computer Corp.+.................................................        13,600              1,382
                    Digital Equipment Corp.+.............................................       135,000              4,961
                    Mentor Graphics Corp.+...............................................       120,000              1,170
                    Oracle Systems Corp.+................................................       412,500             20,213
                    Silicon Graphics, Inc.+..............................................       539,500             10,723
                    Solectron Corp.+.....................................................       230,000             13,455
                    Structural Dynamics Research Corp.+..................................       150,000              2,906
                    Sybase, Inc.+........................................................       400,000              7,050
                    Tandem Computers, Inc.+..............................................       250,000              3,406

                    Electrical & Electronics -- 1.1%
                    Ericsson (L.M.) Telephone Co., Class B ADR...........................       158,000              4,878
                    General Instrument Corp.+............................................       144,300              3,193
                    Nokia Corp. ADR......................................................        20,000              1,122

                    Electronic Components -- 21.8%
                    Adaptec, Inc.+.......................................................       420,000             15,645
                    Analog Devices, Inc.+................................................       515,000             16,544
                    Bay Networks, Inc.+..................................................       165,000              4,414
                    EMC Corp.+...........................................................       200,000              6,450
                    Intel Corp. .........................................................       427,600             54,252
                    Linear Technology Corp. .............................................       150,000              7,069
                    LSI Logic Corp.+.....................................................       305,000              9,188
                    Maxim Integrated Products, Inc.+.....................................       120,000              5,565
                    Microchip Technology, Inc.+..........................................        75,000              3,581
                    National Semiconductor Corp.+........................................       125,000              3,062
                    Newbridge Networks Corp. ADR+........................................       100,000              2,975
                    Park Electrochemical Corp. ..........................................       187,200              4,259
                    Rogers Corp.+........................................................       109,200              3,003
                    SCI Systems, Inc.+...................................................       127,600              6,731
                    Texas Instruments, Inc. .............................................       345,600             22,032
                    Western Digital Corp.+...............................................        39,100              2,102
                    Xilinx, Inc.+........................................................       230,000             10,091

                    Electronic Instruments -- 0.5%
                    Applied Materials, Inc.+.............................................       100,000              3,813

                    Energy Equipment -- 1.6%
                    Reading & Bates Corp.+...............................................       150,000              4,350
                    Schlumberger Ltd. ...................................................        79,500              8,268
                                                                                                                 ---------
                                                                                                                   285,922
                                                                                                                 ---------
                    CONSUMER GOODS -- 5.6%
                    Beverages & Tobacco -- 1.3%
                    PepsiCo, Inc. .......................................................        80,000              2,390
                    Philip Morris Cos., Inc. ............................................        80,000              8,250

---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CONSUMER GOODS (continued)
                    Health & Personal Care -- 2.4%
                    Alpha Beta Technology, Inc.+.........................................        70,000         $      647
                    Forest Labs, Inc.+...................................................        81,000              3,139
                    Genetics Institute, Inc.+............................................        80,000              5,440
                    Omnicare, Inc. ......................................................       230,000              7,015
                    Paragon Trade Brands, Inc.+..........................................        45,000              1,249
                    Pharmacia & Upjohn, Inc. ............................................        58,000              2,240

                    Recreation & Other Consumer Products -- 1.9%
                    Duracell International, Inc. ........................................        25,000              1,666
                    Electronic Arts+.....................................................        15,300                491
                    Hasbro, Inc. ........................................................        45,000              1,851
                    Mattel, Inc. ........................................................       370,308             11,433
                                                                                                                 ---------
                                                                                                                    45,811
                                                                                                                 ---------
                    ENERGY -- 1.0%
                    Energy Sources -- 0.5%
                    Murphy Oil Corp. ....................................................        80,000              4,080

                    Utilities: Electric, Gas & Water -- 0.5%
                    Columbia Gas Systems, Inc. ..........................................        59,400              3,839
                                                                                                                 ---------
                                                                                                                     7,919
                                                                                                                 ---------
                    FINANCE -- 5.7%
                    Banking -- 1.4%
                    Charter One Financial, Inc. .........................................        73,500              3,197
                    Commerce Bancshares, Inc. ...........................................       127,286              5,728
                    Norwest Corp. .......................................................        50,000              2,338

                    Financial Services -- 0.9%
                    Federal National Mortgage Association................................       180,000              7,425

                    Insurance -- 3.4%
                    Everest Reinsurance Holdings, Inc. ..................................        40,000              1,125
                    EXEL Ltd. ...........................................................       290,000             10,984
                    NAC Reinsurance Corp. ...............................................        55,000              2,007
                    Transatlantic Holdings, Inc. ........................................       110,000              8,759
                    Trenwick Group, Inc. ................................................        97,400              4,748
                                                                                                                 ---------
                                                                                                                    46,311
                                                                                                                 ---------
                    MATERIALS -- 2.9%
                    Agricultural Services -- 1.2%
                    Pioneer Hi-Bred International, Inc. .................................       140,000              9,765

                    Chemicals -- 1.7%
                    Air Products & Chemicals, Inc. ......................................        25,000              1,737
                    Great Lakes Chemical Corp. ..........................................        40,000              2,145
                    Valspar Corp. .......................................................       170,000              9,754
                                                                                                                 ---------
                                                                                                                    23,401
                                                                                                                 ---------
                    SERVICES -- 39.7%
                    Broadcasting & Publishing -- 11.7%
                    Adelphia Communications Corp.+.......................................       205,000              1,358
                    BHC Communications, Inc., Class A+...................................        55,821              5,701
                    Cablevision Systems Corp., Class A+..................................        70,000              2,109
                    Comcast Corp., Class A...............................................       127,500              2,135
                    Gaylord Entertainment Co., Class A...................................       240,000              5,130
                    Marvel Entertainment Group, Inc.+....................................        44,600                123
                    News Corp., Ltd. ADR.................................................       680,000             14,450
                    Tele-Communications Liberty Media Group +............................       282,881              7,072
                    Tele-Communications TCI Group, Series A+.............................       440,525              5,947

                                                           ---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    SERVICES (continued)
                    Broadcasting & Publishing (continued)
                    Time Warner, Inc. ...................................................       821,250         $   33,466
                    U.S. West Media Group+...............................................        50,000                956
                    Viacom, Inc., Class B+...............................................       445,000             16,799

                    Business & Public Services -- 14.8%
                    ADT Ltd.+............................................................       100,000              2,050
                    Air & Water Technologies Corp., Class A+.............................       165,000              1,021
                    America Online, Inc.+................................................       551,500             19,509
                    Apria Healthcare Group, Inc.+........................................       150,000              2,700
                    Avery Dennison Corp. ................................................        90,000              6,356
                    Columbia/HCA Healthcare Corp. .......................................       133,125              5,325
                    CUC International, Inc.+.............................................       165,000              4,352
                    Ecolab, Inc. ........................................................       100,000              3,887
                    Electronic Data Systems Corp. .......................................       175,000              8,466
                    Federal Express Corp.+...............................................       350,000             15,487
                    FHP International Corp.+.............................................       174,600              6,264
                    Loewen Group, Inc. ..................................................        50,000              2,019
                    Manpower, Inc. ......................................................        41,400              1,351
                    Oxford Health Plans, Inc.+...........................................       276,000             16,008
                    Pacificare Health Systems, Inc., Class B+............................        35,000              2,905
                    United Healthcare Corp. .............................................       305,000             13,153
                    USA Waste Services, Inc.+............................................        50,000              1,613
                    Value Health, Inc.+..................................................        50,000                906
                    WMX Technologies, Inc. ..............................................       200,000              7,200

                    Leisure & Tourism -- 6.0%
                    Carnival Corp., Class A..............................................        50,000              1,581
                    Disney (Walt) Co. ...................................................       400,000             29,500
                    Harrah's Entertainment, Inc.+........................................       210,000              3,728
                    Host Marriott Corp.+.................................................       500,000              7,625
                    Marriott International, Inc. ........................................       110,000              6,132

                    Merchandising -- 4.0%
                    Barnes & Noble, Inc.+................................................       204,400              6,388
                    Circuit City Stores, Inc. ...........................................       270,000              9,011
                    Consolidated Stores Corp.+...........................................        99,100              3,667
                    Home Shopping Network, Inc.+.........................................       285,000              3,206
                    Limited, Inc. .......................................................        50,000                900
                    Spiegel, Inc., Class A...............................................       366,600              3,162
                    Staples, Inc.+.......................................................       112,500              2,222
                    Wal-Mart Stores, Inc. ...............................................       150,000              3,825

                    Telecommunications -- 1.1%
                    AirTouch Communications, Inc.+.......................................        50,000              1,281
                    MCI Communications Corp. ............................................       200,000              6,100
                    United States Cellular Corp.+........................................        52,000              1,456

                    Transportation: Airlines -- 2.1%
                    AMR Corp.+...........................................................        70,000              6,387
                    Delta Air Lines, Inc. ...............................................        10,000                753
                    Southwest Airlines Co. ..............................................       405,000             10,024
                                                                                                                 ---------
                                                                                                                   322,766
                                                                                                                 ---------
                    OTHER COMMON STOCK -- 0.8%...........................................                            6,881
                                                                                                                 ---------
                    TOTAL COMMON STOCK (cost $463,354)...................................                          739,011
                                                                                                                 ---------

---------------------

                                                                                                                  VALUE
                                           PREFERRED STOCK -- 0.7%                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    SERVICES -- 0.7%
                    Broadcasting & Publishing -- 0.7%
                    News Corp., Ltd. ADR (cost $2,314)...................................       340,000         $    5,865
                                                                                                                 ---------
                    TOTAL INVESTMENT SECURITIES (cost $465,668)..........................                          744,876
                                                                                                                 ---------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                        SHORT-TERM SECURITIES -- 7.1%                       (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 7.1%
                    Associates Corp. of North America 5.38% due 12/2/96..................      $  5,300              5,299
                    General Electric Capital Corp. 5.31% due 1/8/97......................         9,560              9,506
                    General Electric Capital Corp. 5.31% due 1/9/97......................         6,000              5,966
                    General Electric Capital Corp. 5.75% due 12/2/96.....................         3,280              3,279
                    Heinz (H.J.) Co. 5.25% due 12/12/96..................................         5,800              5,791
                    Heinz (H.J.) Co. 5.25% due 12/30/96..................................        10,600             10,555
                    Lucent Technologies, Inc. 5.24% due 12/18/96.........................         6,000              5,985
                    Lucent Technologies, Inc. 5.25% due 12/17/96.........................        11,700             11,673
                                                                                                                 ---------
                    TOTAL SHORT-TERM SECURITIES (cost $58,054)...........................                           58,054
                                                                                                                 ---------

                    TOTAL INVESTMENTS --
                      (cost $523,722)                                                98.7%                         802,930
                    Other assets less liabilities --                                  1.3                           10,234
                                                                                   ------                        ---------
                    NET ASSETS --                                                   100.0%                      $  813,164
                                                                                   ======                        =========

              -----------------------------

              + Non-income producing securities

              ADR - American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    INTERNATIONAL SERIES               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                                                 VALUE
                             COMMON STOCK, PREFERRED STOCK & WARRANTS -- 89.9%                SHARES         (IN THOUSANDS)
                    -------------------------------------------------------------------------------------------------------
                    AUSTRALIA -- 6.4%
                    Australia & New Zealand Bank Group (Finance).......................        978,309         $    6,426
                    Coca-Cola Amatil Ltd. (Consumer Goods)#............................        260,716              2,945
                    News Corp., Ltd. Preferred ADR (Services)..........................         33,300                575
                    News Corp., Ltd. ADR (Services)....................................         66,600              1,415
                    Western Mining Corp. Holdings Ltd. ADR (Materials).................        738,326              4,687
                                                                                                                ---------
                                                                                                                   16,048
                                                                                                                ---------
                    BERMUDA -- 0.8%
                    Mandarin Oriental (Services).......................................      1,328,905              2,033
                                                                                                                ---------
                    CANADA -- 7.8%
                    Bank Nova Scotia Halifax (Finance).................................        103,400              3,581
                    Four Seasons Hotels, Inc. (Services)...............................         14,700                307
                    Imasco Ltd. (Consumer Goods).......................................        232,000              5,763
                    Northern Telecom Ltd. (Services)...................................         94,000              6,180
                    Royal Bank of Canada (Finance).....................................         72,000              2,673
                    Teck Corp. Class B (Capital Equipment).............................         40,000                946
                                                                                                                ---------
                                                                                                                   19,450
                                                                                                                ---------
                    FINLAND -- 3.1%
                    Nokia (AB) OY Corp. Series A (Multi-industry)......................        117,000              6,491
                    Nokia (AB) OY Corp. Series K (Multi-industry)......................         20,000              1,103
                                                                                                                ---------
                                                                                                                    7,594
                                                                                                                ---------
                    FRANCE -- 5.2%
                    L'Air Liquide (Materials)..........................................         15,400              2,456
                    Michelin SA registered (Capital Equipment).........................         84,000              4,308
                    Moet-Hennessy Louis Vuitton (Consumer Goods).......................          3,300                836
                    Pathe (Services)+..................................................         18,500              4,321
                    Total SA, Series B (Energy)........................................         13,876              1,109
                                                                                                                ---------
                                                                                                                   13,030
                                                                                                                ---------
                    GERMANY -- 4.9%
                    Bayerische Motoren Werke AG (Consumer Goods).......................          6,072              3,936
                    Bayerische Motoren Werke AG NV Preferred (Consumer Goods)..........          2,604              1,192
                    Daimler-Benz AG (Consumer Goods)+..................................         24,200              1,580
                    Mannesmann AG (Capital Equipment)..................................         13,300              5,547
                                                                                                                ---------
                                                                                                                   12,255
                                                                                                                ---------
                    HONG KONG -- 7.6%
                    Hong Kong Electric Holdings (Energy)...............................      1,032,000              3,310
                    HSBC Holdings PLC (Finance)........................................        154,800              3,224
                    Hutchison Whampoa Ltd. (Multi-industry)............................      1,350,000             10,432
                    Television Broadcasting Ltd. (Services)............................        497,000              1,909
                                                                                                                ---------
                                                                                                                   18,875
                                                                                                                ---------
                    IRELAND -- 1.4%
                    Independent Newspapers (Services)..................................        394,764              2,024
                    Irish Life PLC (Finance)...........................................        303,633              1,404
                                                                                                                ---------
                                                                                                                    3,428
                                                                                                                ---------

---------------------

                                                                                                                 VALUE
                           COMMON STOCK, PREFERRED STOCK & WARRANTS (continued)               SHARES         (IN THOUSANDS)
                    -------------------------------------------------------------------------------------------------------
                    ITALY -- 3.7%
                    STET (Services)....................................................        120,000         $      510
                    STET Risp (Services)...............................................        240,000                738
                    Telecom Italia Mobile SPA (Services)...............................      3,346,050              7,869
                    Telecom Italia Mobile SPA-Savings Shares (Services)................         64,800                 86
                    Telecom Italia SpA Risp (Services).................................         64,800                119
                                                                                                                ---------
                                                                                                                    9,322
                                                                                                                ---------
                    JAPAN -- 7.2%
                    Amway Japan Ltd. ADR (Consumer Goods)..............................         36,000                671
                    Banyu Pharm (Services).............................................        105,000              1,346
                    Kawasaki Steel Corp. (Materials)...................................        580,000              1,818
                    Mitsubishi Corp. (Consumer Goods)..................................         65,000                753
                    Sankyo Co., Ltd. (Consumer Goods)..................................        260,000              6,962
                    Sony Corp. (Consumer Goods)........................................         22,000              1,408
                    Suzuki Motor Corp. (Consumer Goods)................................        179,000              1,870
                    Toyota Motor Corp. (Consumer Goods)................................        115,000              3,140
                                                                                                                ---------
                                                                                                                   17,968
                                                                                                                ---------
                    KOREA -- 1.3%
                    Hanil Bank (Finance)...............................................         96,580                638
                    Korea Electric Power Corp. (Energy)................................         39,000              1,247
                    Korea Electric Power Corp. ADR (Energy)............................         26,000                458
                    Korea First Bank (Finance)+........................................        105,000                608
                    Korea Mobile Telecommunications Corp. (Services)...................            350                354
                                                                                                                ---------
                                                                                                                    3,305
                                                                                                                ---------
                    LUXEMBOURG -- 0.6%
                    Safra Republic Holdings, Inc. (Finance)............................         10,000              1,360
                                                                                                                ---------
                    MEXICO -- 1.9%
                    Cifra SA de Cv-Series C (Services)+................................        195,500                270
                    Grupo Financiero Banamex-Accival SA de Cv-Series B (Finance)+......        324,000                639
                    Grupo Financiero Banamex-Accival SA de Cv-Series L (Finance)+......         26,406                 48
                    Grupo Televisa SA de Cv ADR (Services)+............................         35,000                954
                    Telefonos de Mexico SA ADR (Services)..............................         95,200              2,892
                                                                                                                ---------
                                                                                                                    4,803
                                                                                                                ---------
                    NETHERLANDS -- 5.7%
                    ABN Amro Holdings NV (Finance).....................................         85,546              5,542
                    International Nederlanden Warrants 3/15/01 (Finance)+..............        300,000              2,055
                    Koninklijke PTT Nederland NV (Services)............................         20,000                749
                    Philips Electronics (Consumer Goods)...............................         76,000              3,072
                    Vereenigde Ned Uitgevers (Services)................................        130,000              2,654
                                                                                                                ---------
                                                                                                                   14,072
                                                                                                                ---------
                    NEW ZEALAND -- 1.0%
                    Brierley Investment Ltd. (Multi-industry)..........................              2                  0
                    Carter Holt Harvey Ltd. (Materials)................................              1                  0
                    Telecom Corp. of New Zealand (Services)............................        405,280              2,136
                    Telecom Corp. of New Zealand ADR (Services)........................          4,600                387
                                                                                                                ---------
                                                                                                                    2,523
                                                                                                                ---------
                    NORWAY -- 3.0%
                    Orkla AS (Multi-industry)..........................................        110,000              7,336
                                                                                                                ---------
                    SPAIN -- 3.7%
                    Banco de Santander ADR (Finance)...................................          1,500                 82
                    Banco de Santander SA (Finance)....................................         55,500              3,008
                    Corporacion Mapfre SA (Finance)+...................................          1,312                 67
                    Iberdrola SA (Energy)..............................................        142,000              1,639

                                                           ---------------------

                                                                                                                 VALUE
                           COMMON STOCK, PREFERRED STOCK & WARRANTS (continued)               SHARES         (IN THOUSANDS)
                    -------------------------------------------------------------------------------------------------------
                    SPAIN (continued)
                    Telefonica de Espana SA (Services).................................        130,000         $    2,850
                    Telefonica de Espana SA ADR (Services).............................         24,000              1,584
                                                                                                                ---------
                                                                                                                    9,230
                                                                                                                ---------
                    SWEDEN -- 10.5%
                    Asea AB (Capital Equipment)........................................         24,500              2,835
                    Asea AB-Series B (Capital Equipment)...............................         22,000              2,529
                    Astra AB-Series A (Services).......................................        184,000              8,822
                    Ericsson LM Telephone Co. Class B (Capital Equipment)..............        195,200              6,017
                    Ericsson LM Telephone Co. Class B CV ADR (Capital Equipment).......          3,500                 15
                    Kinnevik-Series A (Finance)........................................         23,900                648
                    Kinnevik-Series B (Finance)........................................         15,000                420
                    Volvo AB-Series B (Consumer Goods).................................        220,800              4,849
                                                                                                                ---------
                                                                                                                   26,135
                                                                                                                ---------
                    SWITZERLAND -- 6.3%
                    BBC Brown Boveri, Bearer (Capital Equipment)+......................          2,363              2,957
                    Ciba-Geigy AG (Materials)..........................................          6,989              8,648
                    Holderbank Financiere Glarus (Materials)...........................          3,886              2,805
                    Nestle SA (Consumer Goods).........................................          1,250              1,357
                                                                                                                ---------
                                                                                                                   15,767
                                                                                                                ---------
                    UNITED KINGDOM -- 7.1%
                    English China Clays (Materials)....................................        305,000                918
                    Pearson PLC (Multi-industry).......................................        120,000              1,483
                    Rentokil Group PLC (Services)......................................        450,000              3,283
                    Reuters Holdings PLC (Services)....................................        208,000              2,532
                    Scottish Power PLC (Energy)........................................        132,240                749
                    Severn Trent PLC (Energy)+.........................................        473,000              5,201
                    Tesco PLC (Services)...............................................        408,616              2,335
                    Vodafone Group PLC (Services)......................................        105,801                459
                    Vodafone Group PLC ADR (Services)..................................         18,000                779
                                                                                                                ---------
                                                                                                                   17,739
                                                                                                                ---------
                    OTHER COMMON STOCK -- 0.7%.........................................                             1,780
                                                                                                                ---------
                    TOTAL COMMON STOCK, PREFERRED STOCK, & WARRANTS (cost $167,760)....                           224,053
                                                                                                                ---------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                                                                          LOCAL CURRENCY)
                                           BONDS & NOTES -- 0.1%                          (IN THOUSANDS)
                    -------------------------------------------------------------------------------------------------------
                    LUXEMBOURG -- 0.0%
                    Daimler Benz Capital 4.13% 2003....................................             34                 26
                                                                                                                ---------
                    FRANCE -- 0.1%
                    Michelin (cie Gle) 2.50% 2001......................................            480                275
                                                                                                                ---------
                    TOTAL BONDS & NOTES (cost $231)....................................                               301
                                                                                                                ---------
                    TOTAL INVESTMENT SECURITIES (cost $167,991)........................                           224,354
                                                                                                                ---------
                                       SHORT-TERM SECURITIES -- 9.9%
                    -------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 9.9%
                    Barclays U.S. Funding 5.28% due 1/22/97............................      $   2,200              2,183
                    Halifax Building Society 5.40% due 1/03/97.........................          6,200              6,170
                    Canadian T-Bills 5.27% due 12/12/96................................          5,000              4,992
                    Sandoz Corp. 5.33% due 12/02/96....................................          5,000              4,999

---------------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT             VALUE
                                     SHORT-TERM SECURITIES (continued)                    (IN THOUSANDS)     (IN THOUSANDS)
                    -------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES (continued)
                    Siemens Capital Corp. 5.24% due 12/05/96...........................      $   1,300         $    1,299
                    Siemens Capital Corp. 5.26% due 1/24/97............................          5,000              4,961
                                                                                                                ---------
                                                                                                                   24,604
                                                                                                                ---------
                    TOTAL SHORT-TERM SECURITIES (cost $24,604).........................                            24,604
                                                                                                                ---------

                    TOTAL INVESTMENTS --
                      (cost $192,595)                                              99.9%                          248,958
                    Other assets less liabilities --                                0.1                               186
                                                                                 ------                         ---------
                    NET ASSETS --                                                 100.0%                       $  249,144
                                                                                 ======                         =========

              -----------------------------

              # Resale restricted to qualified institutional buyers

              +  Non-income producing securities

              ADR - American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    GROWTH-INCOME SERIES               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                                                  VALUE
                                            COMMON STOCK -- 87.8%                               SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CAPITAL EQUIPMENT -- 12.0%
                    Aerospace & Military Technology -- 1.7%
                    Boeing Co. ..........................................................        20,000         $    1,988
                    General Motors Corp., Class H........................................        85,000              4,633
                    Litton Industries, Inc.+.............................................        40,000              1,870
                    Raytheon Co. ........................................................        25,000              1,278
                    Sundstrand Corp. ....................................................       130,000              5,070
                    United Technologies Corp. ...........................................         5,000                701

                    Data Processing & Reproduction -- 1.7%
                    Adobe Systems, Inc. .................................................        40,000              1,580
                    Silicon Graphics, Inc.+..............................................       200,000              3,975
                    Xerox Corp. .........................................................       210,000             10,316

                    Electrical & Electronics -- 1.3%
                    Ericsson (L.M.) Telephone Co., Class B ADR...........................        80,000              2,470
                    Lucent Technologies, Inc. ...........................................        44,028              2,256
                    Nokia Corp. ADR......................................................       135,000              7,577

                    Electronic Components -- 1.3%
                    Linear Technology Corp. .............................................        80,000              3,770
                    Texas Instruments, Inc. .............................................       120,000              7,650

                    Energy Equipment -- 1.4%
                    Dresser Industries, Inc. ............................................        80,000              2,620
                    Schlumberger Ltd. ...................................................        70,000              7,280
                    Western Atlas, Inc.+.................................................        45,000              3,173

                    Industrial Components -- 1.1%
                    Dana Corp. ..........................................................        50,000              1,556
                    Goodyear Tire & Rubber Co. ..........................................        80,000              3,880
                    ITT Industries, Inc. ................................................        25,000                584
                    Rockwell International Corp. ........................................        70,000              4,498

                    Machinery & Engineering -- 3.5%
                    Caterpillar, Inc. ...................................................       125,000              9,890
                    Crompton & Knowles Corp. ............................................       120,000              2,205
                    Deere & Co. .........................................................       190,000              8,479
                    Ingersoll-Rand Co. ..................................................        80,000              3,720
                    Parker-Hannifin Corp. ...............................................       185,000              7,516
                                                                                                                 ---------
                                                                                                                   110,535
                                                                                                                 ---------
                    CONSUMER GOODS -- 18.2%
                    Appliances & Household Durables -- 0.9%
                    Corning, Inc. .......................................................       130,000              5,265
                    Philips Electronics NV ADR...........................................        75,000              3,038

                    Automotive -- 0.9%
                    Ford Motor Co. ......................................................       130,000              4,257
                    General Motors Corp. ................................................        70,000              4,034

                    Beverages & Tobacco -- 3.2%
                    Anheuser-Busch Cos., Inc. ...........................................        90,000              3,814
                    PepsiCo, Inc. .......................................................       210,000              6,274

---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CONSUMER GOODS (continued)
                    Beverages & Tobacco (continued)
                    Philip Morris Cos., Inc. ............................................       105,000         $   10,828
                    Seagram Co. Ltd. ....................................................       220,000              8,992

                    Food & Household Products -- 2.9%
                    Archer-Daniels-Midland Co. ..........................................       170,000              3,740
                    ConAgra, Inc. .......................................................        40,000              2,125
                    CPC International, Inc. .............................................        50,000              4,162
                    General Mills, Inc. .................................................        45,000              2,858
                    Heinz (H.J.) Co. ....................................................        70,000              2,651
                    Kellogg Co. .........................................................        13,800                937
                    McCormick & Co., Inc. ...............................................       200,000              4,925
                    Unilever N. V. ......................................................        30,000              5,194

                    Health & Personal Care -- 8.0%
                    American Home Products Corp. ........................................       170,000             10,922
                    Bristol-Myers Squibb Co. ............................................        35,000              3,981
                    Johnson & Johnson Co. ...............................................        60,000              3,188
                    Kimberly-Clark Corp. ................................................        40,000              3,910
                    Merck & Co., Inc. ...................................................       155,000             12,865
                    Pfizer, Inc. ........................................................       175,000             15,684
                    Schering-Plough Corp. ...............................................       180,000             12,825
                    Tambrands, Inc. .....................................................        30,000              1,283
                    Warner-Lambert Co. ..................................................       120,000              8,580

                    Recreation & Other Consumer Products -- 2.0%
                    American Greetings Corp., Class A....................................        70,000              1,977
                    Duracell International, Inc. ........................................        40,000              2,665
                    Eastman Kodak Co. ...................................................        60,000              4,860
                    Polaroid Corp. ......................................................       145,000              6,181
                    Stanley Works........................................................        80,000              2,360

                    Textiles & Apparel -- 0.3%
                    V.F. Corp. ..........................................................        45,000              3,054
                                                                                                                 ---------
                                                                                                                   167,429
                                                                                                                 ---------
                    ENERGY -- 8.6%
                    Energy Sources -- 7.5%
                    Amoco Corp. .........................................................       115,000              8,927
                    Atlantic Richfield Co. ..............................................        60,000              8,347
                    Diamond Shamrock, Inc. ..............................................       160,000              5,200
                    Exxon Corp. .........................................................        50,000              4,731
                    Pennzoil Co. ........................................................        70,000              3,938
                    Phillips Petroleum Co. ..............................................       210,000              9,476
                    Royal Dutch Petroleum Co. ADR........................................        30,000              5,096
                    Texaco, Inc. ........................................................        40,000              3,965
                    Total SA ADR.........................................................        61,338              2,477
                    Union Pacific Resources Group, Inc. .................................        67,755              2,024
                    Unocal Corp. ........................................................       175,000              7,131
                    Valero Energy Corp. .................................................       260,000              7,800

                    Utilities: Electric, Gas & Water -- 1.1%
                    Consolidated Edison Co. of New York, Inc. ...........................       100,000              2,900
                    Pacific Gas & Electric Co. ..........................................       150,000              3,619
                    Union Electric Co. ..................................................        80,000              3,180
                                                                                                                 ---------
                                                                                                                    78,811
                                                                                                                 ---------
                    FINANCE -- 12.2%
                    Banking -- 7.1%
                    Banc One Corp. ......................................................       118,000              5,620
                    Bank of New York, Inc. ..............................................       160,000              5,740

                                                           ---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Banking (continued)
                    BankAmerica Corp. ...................................................        65,000         $    6,695
                    CoreStates Financial Corp. ..........................................        92,500              4,983
                    First Chicago Corp. .................................................        50,000              2,938
                    First Union Corp. ...................................................        80,000              6,110
                    KeyCorp..............................................................       100,000              5,237
                    Morgan (J.P.) & Co., Inc. ...........................................        30,000              2,831
                    National City Corp. .................................................        70,000              3,246
                    Northern Trust Corp. ................................................        20,000              1,453
                    Norwest Corp. .......................................................       140,000              6,545
                    PNC Bank Corp. ......................................................       202,000              7,979
                    SunTrust Banks, Inc. ................................................       110,000              5,582

                    Financial Services -- 0.9%
                    American Express Co. ................................................        50,000              2,612
                    Associates First Capital Corp., Class A..............................         5,000                242
                    Beneficial Corp. ....................................................        20,000              1,243
                    FINOVA Group, Inc. ..................................................        25,000              1,650
                    Household International, Inc. .......................................        30,000              2,842

                    Insurance -- 4.2%
                    Aetna, Inc. .........................................................        50,000              3,606
                    Allstate Corp. ......................................................       120,000              7,230
                    American General Corp. ..............................................        30,000              1,234
                    Gallagher (Arthur J.) & Co. .........................................        95,300              2,931
                    General Reinsurance Group............................................        40,000              6,750
                    Liberty Corp. .......................................................        75,000              2,859
                    SAFECO Corp. ........................................................       275,500             11,468
                    St. Paul Cos., Inc. .................................................        40,000              2,355
                                                                                                                 ---------
                                                                                                                   111,981
                                                                                                                 ---------
                    MATERIALS -- 10.9%
                    Agricultural Services -- 0.2%
                    Pioneer Hi-Bred International, Inc. .................................        30,000              2,092

                    Chemicals -- 3.5%
                    Dow Chemical Co. ....................................................        40,000              3,350
                    du Pont (E.I.) de Nemours & Co. .....................................        55,000              5,184
                    Eastman Chemical Co. ................................................        50,000              2,856
                    Great Lakes Chemical Corp. ..........................................        20,000              1,073
                    Lyondell Petrochemical Co. ..........................................        60,000              1,350
                    Mallinckrodt, Inc. ..................................................        90,900              4,000
                    Monsanto Co. ........................................................       150,000              5,962
                    PPG Industries, Inc. ................................................        60,000              3,675
                    Praxair, Inc. .......................................................       100,000              4,862

                    Forest Products & Paper -- 4.2%
                    Bowater, Inc. .......................................................       230,000              8,654
                    Georgia-Pacific Corp. ...............................................        65,000              4,729
                    International Paper Co. .............................................       100,000              4,250
                    James River Corp. ...................................................       125,000              4,000
                    Rayonier, Inc. ......................................................        92,500              3,584
                    Union Camp Corp. ....................................................       175,000              8,597
                    Westvaco Corp. ......................................................        60,000              1,695
                    Weyerhaeuser Co. ....................................................        75,000              3,450

                    Metals & Minerals -- 3.0%
                    Alumax, Inc.+........................................................        40,000              1,295
                    Aluminum Co. of America..............................................       240,000             15,270

---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Metals & Minerals (continued)
                    Inco Ltd. ...........................................................        30,000         $    1,046
                    Potash Corp. Saskatchewan, Inc. .....................................       130,000              9,799
                                                                                                                 ---------
                                                                                                                   100,773
                                                                                                                 ---------
                    MULTI-INDUSTRY -- 1.7%
                    Multi-Industry -- 1.7%
                    AlliedSignal, Inc. ..................................................        40,000              2,930
                    Tenneco, Inc. .......................................................       115,000              5,865
                    Textron, Inc. .......................................................        75,000              7,153
                                                                                                                 ---------
                                                                                                                    15,948
                                                                                                                 ---------
                    SERVICES -- 22.0%
                    Broadcasting & Publishing -- 3.4%
                    Comcast Corp., Class A...............................................        23,173                388
                    Cox Communications, Inc., Class A+...................................        49,224              1,009
                    Gannett Co., Inc. ...................................................        40,000              3,140
                    New York Times Co., Class A..........................................        50,000              1,869
                    News Corp. Ltd. ADR..................................................       140,000              2,975
                    Scripps Co. (E.W.), Class A..........................................       135,000              4,691
                    Tele-Communications Liberty Media Group+.............................       145,000              3,625
                    Time Warner, Inc. ...................................................       100,000              4,075
                    US West Inc. Media Group+............................................       171,800              3,286
                    Viacom, Inc., Class B+...............................................       165,000              6,229

                    Business & Public Services -- 5.5%
                    ACNielsen Corp.+.....................................................        50,000                869
                    Alexander & Baldwin, Inc. ...........................................       180,000              4,770
                    Browning-Ferris Industries, Inc. ....................................       220,000              5,912
                    Cognizant Corp.+.....................................................       150,000              5,175
                    Dun & Bradstreet Corp. ..............................................       150,000              3,394
                    Ecolab, Inc. ........................................................        50,000              1,944
                    Electronic Data Systems Corp. .......................................       155,000              7,498
                    Federal Express Corp.+...............................................        60,000              2,655
                    Omnicom Group........................................................        40,000              2,040
                    PacifiCare Health Systems, Inc., Class A+............................        40,000              3,160
                    Pitney Bowes, Inc. ..................................................        30,000              1,770
                    WMX Technologies, Inc. ..............................................       310,000             11,160

                    Leisure & Tourism -- 1.3%
                    Disney (Walt) Co. ...................................................       140,000             10,325
                    Host Marriott Corp.+.................................................       110,000              1,678

                    Merchandising -- 3.6%
                    Circuit City Stores, Inc. ...........................................       182,000              6,074
                    Federated Department Stores, Inc.+...................................       100,000              3,412
                    Gap, Inc. ...........................................................        40,000              1,285
                    Giant Foods, Inc., Class A...........................................       100,000              3,375
                    May Department Stores Co. ...........................................        80,000              3,900
                    Mercantile Stores Co., Inc. .........................................        60,000              3,015
                    Penney (J.C.) Co., Inc. .............................................        50,000              2,688
                    Wal-Mart Stores, Inc. ...............................................       350,000              8,925

                    Telecommunications -- 5.1%
                    AirTouch Communications, Inc.+.......................................        81,013              2,076
                    Alltel Corp. ........................................................         7,600                242
                    Ameritech Corp. .....................................................       120,000              7,065
                    AT&T Corp. ..........................................................       470,000             18,447
                    MCI Communications Corp. ............................................       260,000              7,930
                    SBC Communications, Inc. ............................................        40,000              2,105

                                                           ---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    SERVICES (continued)
                    Telecommunications (continued)
                    Telefonos de Mexico SA ADR...........................................       130,000         $    3,949
                    US West, Inc. Communications Group ..................................       171,800              5,369

                    Transportation: Airlines -- 0.7%
                    AMR Corp.+...........................................................        65,000              5,931

                    Transportation: Rail & Road -- 2.4%
                    Conrail, Inc. .......................................................       114,822             11,166
                    Norfolk Southern Corp. ..............................................        65,000              5,850
                    Union Pacific Corp. .................................................        80,000              4,660
                                                                                                                 ---------
                                                                                                                   201,101
                                                                                                                 ---------
                    OTHER COMMON STOCK -- 2.2%...........................................                           20,553
                                                                                                                 ---------
                    TOTAL COMMON STOCK (cost $541,816)...................................                          807,131
                                                                                                                 ---------


                                           PREFERRED STOCK -- 0.1%
                    --------------------------------------------------------------------------------------------------------
                    SERVICES -- 0.1%
                    Broadcasting & Publishing -- 0.1%
                    News Corp. Ltd. ADR (cost $1,044)....................................        80,000              1,380
                                                                                                                 ---------
                    TOTAL INVESTMENT SECURITIES (cost $542,860)..........................                          808,511
                                                                                                                 ---------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                       SHORT-TERM SECURITIES -- 12.1%                       (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 10.4%
                    Associates Corp. of North America 5.38% due 12/2/96..................      $  5,500              5,499
                    Associates Corp. of North America 5.95% due 12/2/96..................         3,400              3,399
                    CIT Group Holdings, Inc. 5.24% due 12/17/96..........................        11,700             11,673
                    CIT Group Holdings, Inc. 5.26% due 12/19/96..........................         7,000              6,981
                    Coca-Cola Co. 5.23% due 12/5/96......................................        10,500             10,494
                    Heinz (H.J.) Co. 5.24% due 12/4/96...................................         5,500              5,498
                    Heinz (H.J.) Co. 5.25% due 12/12/96..................................         1,290              1,289
                    Heinz (H.J.) Co. 5.29% due 1/3/97....................................        12,300             12,240
                    Lucent Technologies, Inc. 5.24% due 12/18/96.........................         9,000              8,978
                    Lucent Technologies, Inc. 5.25% due 12/13/96.........................        10,200             10,182
                    National Rural Utilities Cooperative Finance Corp. 5.28% due
                      1/22/97............................................................        17,200             17,069
                    Penney (J.C.) Funding Corp. 5.31% due 12/4/96........................         2,400              2,399
                                                                                                                 ---------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $95,700)......................                           95,701
                                                                                                                 ---------

---------------------

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                      SHORT-TERM SECURITIES (continued)                     (IN THOUSANDS)    (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 1.7%
                    Federal National Mortgage Association 5.30% due 12/19/96.............      $  2,800         $    2,793
                    Federal National Mortgage Association 5.34% due 12/19/96.............        10,000              9,973
                    Federal National Mortgage Association 5.22% due 12/12/96.............         2,600              2,596
                                                                                                                 ---------
                    TOTAL FEDERAL AGENCY OBLIGATIONS (cost $15,362)......................                           15,362
                                                                                                                 ---------
                    TOTAL SHORT-TERM SECURITIES (cost $111,062)..........................                          111,063
                                                                                                                 ---------

                    TOTAL INVESTMENTS --
                      (cost $653,922)                                               100.0%                         919,574
                    Other assets less liabilities --                                  0.0                             (218)
                                                                                   ------                        ---------
                    NET ASSETS --                                                   100.0%                      $  919,356
                                                                                   ======                        =========

              -----------------------------

              +  Non-income producing securities

              ADR - American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    ASSET ALLOCATION SERIES          INVESTMENT PORTFOLIO  --  NOVEMBER 30, 1996

                                                                                                                  VALUE
                                            COMMON STOCK -- 63.1%                               SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CAPITAL EQUIPMENT -- 8.7%
                    Aerospace & Military Technology -- 2.1%
                    Boeing Co. ..........................................................       10,000          $      994
                    General Motors Corp., Class H........................................       41,000               2,235

                    Data Processing & Reproduction -- 0.2%
                    Adobe Systems, Inc. .................................................       10,000                 395

                    Electrical & Electronics -- 1.2%
                    Hubbell, Inc. .......................................................       30,000               1,260
                    Nokia Corp. ADR......................................................       10,000                 561

                    Industrial Components -- 3.6%
                    Dana Corp. ..........................................................       35,000               1,090
                    Echlin, Inc. ........................................................       15,000                 504
                    Rockwell International Corp. ........................................       60,000               3,855

                    Machinery & Engineering -- 1.6%
                    Crompton & Knowles Corp. ............................................       60,000               1,102
                    Deere & Co. .........................................................       30,000               1,339
                                                                                                                 ---------
                                                                                                                    13,335
                                                                                                                 ---------
                    CONSUMER GOODS -- 17.6%
                    Automotive -- 0.8%
                    General Motors Corp. ................................................       20,000               1,152

                    Beverages & Tobacco -- 2.9%
                    PepsiCo, Inc. .......................................................       80,000               2,390
                    Seagram Co., Ltd. ...................................................       50,000               2,044

                    Food & Household Products -- 2.8%
                    Archer-Daniels-Midland Co. ..........................................       52,500               1,155
                    General Mills, Inc. .................................................       20,000               1,270
                    Heinz (H.J.) Co. ....................................................       30,000               1,136
                    McCormick & Co., Inc. ...............................................       30,000                 739

                    Health & Personal Care -- 9.7%
                    American Home Products Corp. ........................................       40,000               2,570
                    Bristol-Myers Squibb Co. ............................................       15,000               1,706
                    Kimberly-Clark Corp. ................................................       10,000                 978
                    Pfizer, Inc. ........................................................       44,000               3,943
                    Smithkline Beecham PLC ADR...........................................       50,000               3,444
                    Tambrands, Inc. .....................................................       20,000                 855
                    Warner-Lambert Co. ..................................................       20,000               1,430

                    Recreation & Other Consumer Products -- 1.4%
                    American Greetings Corp., Class A....................................       30,000                 848
                    Duracell International, Inc. ........................................       10,000                 666
                    Stanley Works........................................................       20,000                 590
                                                                                                                 ---------
                                                                                                                    26,916
                                                                                                                 ---------
                    ENERGY -- 7.5%
                    Energy Sources -- 7.5%
                    Amoco Corp. .........................................................       15,000               1,164
                    Atlantic Richfield Co. ..............................................       15,000               2,087
                    Chevron Corp. .......................................................       40,000               2,680

---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    ENERGY (continued)
                    Energy Sources (continued)
                    Diamond Shamrock, Inc. ..............................................       20,000          $      650
                    Kerr-McGee Corp. ....................................................       25,000               1,750
                    Phillips Petroleum Co. ..............................................       35,000               1,580
                    Royal Dutch Petroleum Co. ADR........................................        6,000               1,019
                    Unocal Corp. ........................................................       15,000                 611
                                                                                                                 ---------
                                                                                                                    11,541
                                                                                                                 ---------
                    FINANCE -- 9.6%
                    Banking -- 7.2%
                    Citicorp.............................................................       20,000               2,185
                    CoreStates Financial Corp. ..........................................       20,000               1,077
                    First Union Corp. ...................................................       22,950               1,753
                    Fleet Financial Group, Inc. .........................................       25,000               1,384
                    KeyCorp..............................................................       15,000                 786
                    NationsBank Corp. ...................................................       25,000               2,591
                    PNC Bank Corp. ......................................................       30,000               1,185

                    Insurance -- 2.4%
                    American General Corp. ..............................................       15,000                 617
                    General Reinsurance Group............................................       10,000               1,687
                    SAFECO Corp. ........................................................       35,000               1,457
                                                                                                                 ---------
                                                                                                                    14,722
                                                                                                                 ---------
                    MATERIALS -- 7.1%
                    Chemicals -- 3.2%
                    Air Products & Chemicals, Inc. ......................................       20,000               1,390
                    du Pont (E.I.) de Nemours & Co. .....................................       15,000               1,414
                    Mallinckrodt, Inc. ..................................................       20,000                 880
                    PPG Industries, Inc. ................................................       20,000               1,225

                    Forest Products & Paper -- 3.2%
                    Georgia-Pacific Corp. ...............................................       30,000               2,182
                    Rayonier, Inc. ......................................................       15,500                 601
                    Union Camp Corp. ....................................................       20,000                 982
                    Weyerhaeuser Co. ....................................................       25,000               1,150

                    Metals & Minerals -- 0.7%
                    Aluminum Co. of America..............................................       16,000               1,018
                                                                                                                 ---------
                                                                                                                    10,842
                                                                                                                 ---------
                    MULTI-INDUSTRY -- 2.1%
                    Multi-Industry -- 2.1%
                    Tenneco, Inc. .......................................................       35,000               1,785
                    Textron, Inc. .......................................................       15,000               1,431
                                                                                                                 ---------
                                                                                                                     3,216
                                                                                                                 ---------
                    SERVICES -- 10.5%
                    Business & Public Services -- 0.5%
                    Alexander & Baldwin, Inc. ...........................................       30,000                 795

                    Merchandising -- 6.5%
                    Circuit City Stores, Inc. ...........................................       10,000                 334
                    May Department Stores Co. ...........................................       30,000               1,463
                    Mercantile Stores Co., Inc. .........................................       20,000               1,005
                    Penney (J.C.), Inc. .................................................       35,000               1,881
                    Sears, Roebuck & Co. ................................................       15,000                 746
                    Wal-Mart Stores, Inc. ...............................................       80,000               2,040
                    Walgreen Co. ........................................................       60,000               2,505

                                                           ---------------------

                                                                                                                  VALUE
                                          COMMON STOCK (continued)                              SHARES        (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    SERVICES (continued)
                    Telecommunications -- 0.3%
                    AT&T Corp. ..........................................................       10,000          $      392

                    Transportation: Rail & Road -- 3.2%
                    Conrail, Inc. .......................................................       19,137               1,861
                    Norfolk Southern Corp. ..............................................       20,000               1,800
                    Union Pacific Corp. .................................................       20,000               1,165
                                                                                                                 ---------
                                                                                                                    15,987
                                                                                                                 ---------
                    TOTAL COMMON STOCK (cost $67,812)....................................                           96,559
                                                                                                                 ---------
                                                                                              PRINCIPAL
                                                                                                AMOUNT
                                           BONDS & NOTES -- 28.5%                           (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    SERVICES (continued)
                    ASSET-BACKED SECURITIES -- 0.5%
                    Green Tree Financial Corp. 7.25% 2005................................       $  715                 713
                                                                                                                 ---------
                    CONVERTIBLE BONDS -- 2.5%
                    Broadcasting & Publishing -- 1.6%
                    Turner Broadcasting Systems, Inc. zero coupon 2007#..................        5,000               2,425

                    Industrial -- 0.6%
                    Hanson America, Inc. 2.39% 2001#.....................................        1,000                 873

                    Telecommunications -- 0.3%
                    United States West, Inc. zero coupon 2011............................        1,500                 542
                                                                                                                 ---------
                                                                                                                     3,840
                                                                                                                 ---------
                    CORPORATE NONCONVERTIBLES -- 12.3%
                    Automotive -- 0.8%
                    General Motors Corp. 8.80% 2021......................................        1,000               1,179

                    Broadcasting & Publishing -- 0.7%
                    Time Warner, Inc. 9.125% 2013........................................        1,000               1,107

                    Finance -- 3.5%
                    Aetna Services, Inc. 6.97% 2036......................................          500                 519
                    Capital One Bank 7.35% 2000..........................................        2,500               2,566
                    Chevy Chase Savings Bank 9.25% 2008..................................          500                 507
                    First Union Corp. 6.82% 2006.........................................          500                 515
                    Irvine Property 7.46% 2006*..........................................          500                 489
                    Ocwen Financial Corp. 11.875% 2003...................................          250                 267
                    Saul (B.F.) Real Estate Investment Trust 11.625% 2002................          500                 540

                    Industrial -- 4.9%
                    Acme Metals, Inc. 12.50% 2002........................................          500                 535
                    Allegiance Corp. 7.00% 2026..........................................          500                 517
                    CenCall Communications Corp. zero coupon 2004@.......................        1,000                 665
                    Container Corp. of America 9.75% 2003................................          500                 521
                    Dayton Hudson Corp. 8.50% 2022.......................................          500                 533
                    Freeport McMoRan Copper & Gold 7.20% 2026............................          500                 504
                    Inco Ltd. 9.60% 2022.................................................          400                 448
                    Omnipoint Corp. 11.625% 2006#........................................          250                 263
                    Oryx Energy Co. 8.375% 2004..........................................          500                 528
                    Oryx Energy Co. 9.50% 1999...........................................        1,500               1,597
                    Oryx Energy Co. 10.00% 1999..........................................          500                 536
                    Philips Electronics NV 7.20% 2026....................................          750                 779

---------------------

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                          BONDS & NOTES (continued)                         (IN THOUSANDS)    (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE NONCONVERTIBLES (continued)
                    Transportation -- 2.4%
                    Airplanes Pass Through Trust 8.15% 2019*.............................       $  500          $      526
                    Continental Airlines Pass Through Trust 6.94% 2013...................        1,000               1,004
                    Delta Air Lines, Inc. 10.50% 2016....................................          500                 620
                    Jet Equipment Trust 7.83% 2012.......................................          486                 515
                    United Airlines Pass Through Trust 7.87% 2018........................          500                 502
                    USAir, Inc. 6.76% 2008...............................................          487                 485
                                                                                                                 ---------
                                                                                                                    18,767
                                                                                                                 ---------
                    U.S. GOVERNMENT & AGENCIES -- 7.4%
                    Federal National Mortgage Association 6.53% 2006.....................        4,000               3,898
                    Federal National Mortgage Association 7.52% 2004.....................        2,000               2,045
                    Government National Mortgage Association 7.50% 2026..................        1,485               1,506
                    Government National Mortgage Association 8.00% 2026..................        2,970               3,061
                    Government National Mortgage Association 8.50% 2025..................          802                 839
                                                                                                                 ---------
                                                                                                                    11,349
                                                                                                                 ---------
                    UNITED STATES TREASURY -- 5.7%
                    10.375% Bonds 2012...................................................        5,000               6,604
                    7.25% Notes 2004.....................................................        2,000               2,153
                                                                                                                 ---------
                                                                                                                     8,757
                                                                                                                 ---------
                    OTHER BONDS & NOTES -- 0.1%..........................................                              217
                                                                                                                 ---------
                    TOTAL BONDS & NOTES (cost $42,898)...................................                           43,643
                                                                                                                 ---------
                    TOTAL INVESTMENT SECURITIES (cost $110,710)..........................                          140,202
                                                                                                                 ---------
                                        SHORT-TERM SECURITIES -- 8.2%
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 7.5%
                    American Express Credit Corp. 5.25% due 12/6/96......................        2,800               2,797
                    General Electric Capital Corp. 5.75% due 12/2/96.....................        2,340               2,339
                    Heinz (H.J.) Co. 5.24% due 12/4/96...................................        1,500               1,499
                    Heinz (H.J.) Co. 5.25% due 12/30/96..................................        2,400               2,390
                    Lucent Technologies, Inc. 5.24% due 12/18/96.........................        2,500               2,495
                                                                                                                 ---------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $11,521)......................                           11,520
                                                                                                                 ---------
                    UNITED STATES TREASURY -- 0.7%
                    8.75% Notes due 10/15/97 (cost $1,070)...............................        1,000               1,028
                                                                                                                 ---------
                    TOTAL SHORT-TERM SECURITIES (cost $12,591)...........................                           12,548
                                                                                                                 ---------
                    TOTAL INVESTMENTS --
                      (cost $123,301)                                                99.8%                         152,750
                    Other assets less liabilities --                                  0.2                              310
                                                                                   ------                        ---------
                    NET ASSETS --                                                   100.0%                      $  153,060
                                                                                   ======                        =========

              -----------------------------

              +  Non-income producing securities

              *  Fair value determined by Trustees

              #  Resale restricted to qualified institutional buyers

              @ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              ADR - American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    HIGH-YIELD BOND SERIES             INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                           PRINCIPAL
                                                                                             AMOUNT            VALUE
                                          BONDS & NOTES -- 85.5%                         (IN THOUSANDS)    (IN THOUSANDS)
                    -----------------------------------------------------------------------------------------------------
                    CAPITAL EQUIPMENT -- 5.3%
                    Aerospace & Military Technology -- 3.3%
                    Coltec Industries 9.75% 1999......................................      $    500         $      537
                    Coltec Industries 9.75% 2000......................................         3,500              3,789

                    Construction & Housing -- 0.4%
                    M.D.C. Holdings, Inc. 11.125% 2003................................           500                505

                    Electrical & Electronics -- 1.6%
                    MagneTek, Inc. 10.75% 1998........................................         2,000              2,060
                                                                                                              ---------
                                                                                                                  6,891
                                                                                                              ---------
                    CONSUMER GOODS -- 2.9%
                    Beverages & Tobacco -- 2.9%
                    Canandaigua Wine, Inc. 8.75% 2003#................................         1,000                963
                    Dr. Pepper/Seven Up Cos., Inc. 10.25% 2000........................         2,750              2,846
                                                                                                              ---------
                                                                                                                  3,809
                                                                                                              ---------
                    ENERGY -- 12.4%
                    Energy Sources -- 9.3%
                    Abraxas Petroleum Corp. 11.50% 2004...............................           500                516
                    Benton Oil & Gas Co. 11.625% 2003.................................           500                550
                    Dual Drilling Co. 9.875% 2004.....................................         2,000              2,160
                    Flores & Rucks, Inc. 13.50% 2004..................................         1,500              1,774
                    Forcenergy, Inc. 9.50% 2006.......................................         1,000              1,041
                    Global Marine, Inc. 12.75% 1999...................................         2,000              2,150
                    Kelley Oil & Gas Corp. 10.375% 2006#..............................           750                765
                    Triton Energy Corp. zero coupon 2000(1)...........................         1,500              1,556
                    Tuboscope Vetco International, Inc. 10.75% 2003...................         1,500              1,646

                    Utilities: Electric, Gas & Water -- 3.1%
                    California Energy, Inc. zero coupon 2004(1).......................         4,000              4,140
                                                                                                              ---------
                                                                                                                 16,298
                                                                                                              ---------
                    FINANCE -- 0.8%
                    Financial Services -- 0.8%
                    Mesa Operating Co. 10.625% 2006...................................         1,000              1,080
                                                                                                              ---------
                    INDUSTRIAL & COMMERCIAL -- 2.0%
                    Industrial -- 2.0%
                    Ionica PLC 13.50% 2006#...........................................           500                527
                    Multicanal Participacoes SA 12.625% 2004#.........................         1,000              1,075
                    Newsquest Capital PLC 11.50% 2006#................................         1,000              1,018
                                                                                                              ---------
                                                                                                                  2,620
                                                                                                              ---------
                    MATERIALS -- 11.3%
                    Chemicals -- 1.0%
                    Texas Petrochemical Corp. 11.125% 2006#...........................         1,250              1,337

                    Forest Products & Paper -- 7.1%
                    Container Corp. of America 9.75% 2003.............................         4,500              4,691
                    Fort Howard Corp. 8.25% 2002......................................           500                501

---------------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT            VALUE
                                        BONDS & NOTES (continued)                        (IN THOUSANDS)    (IN THOUSANDS)
                    -----------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Forest Products & Paper (continued)
                    Fort Howard Corp. 9.25% 2001......................................      $  3,000         $    3,128
                    Pacific Lumber Co. 10.50% 2003....................................         1,000              1,001

                    Metals & Minerals -- 3.2%
                    A.K. Steel Corp. 10.75% 2004......................................           500                536
                    Acme Metals, Inc. zero coupon 2004(1).............................         1,750              1,768
                    Kaiser Aluminum & Chemical Corp. 12.75% 2003......................         1,250              1,319
                    Ucar Global Enterprises, Inc. 12.00% 2005.........................           535                617
                                                                                                              ---------
                                                                                                                 14,898
                                                                                                              ---------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.1%
                    Republic of Argentina 6.625% 2005(2)..............................         1,470              1,270
                    United Mexican States 11.375% 2016................................            40                 41
                    United Mexican States 11.50% 2026.................................           145                152
                                                                                                              ---------
                                                                                                                  1,463
                                                                                                              ---------
                    SERVICES -- 49.7%
                    Broadcasting & Publishing -- 12.3%
                    American Media Operations, Inc. 11.625% 2004......................         1,750              1,868
                    Bell Cablemedia PLC zero coupon 2004(1)...........................         5,000              4,275
                    Cablevision Systems Corp. 9.875% 2013.............................         1,000                975
                    Chancellor Broadcasting Co. 9.375% 2004...........................         1,500              1,496
                    Chancellor Broadcasting Co. 12.50% 2004...........................           250                282
                    Comcast UK Cable Partners Ltd. zero coupon 2007(1)................         2,000              1,365
                    Heartland Wireless Communication, Inc. 13.00% 2003*...............           500                515
                    Infinity Broadcasting Corp. 10.375% 2002..........................         2,250              2,396
                    Univision Television Group, Inc. 11.75% 2001......................           500                526
                    Viacom, Inc. 7.75% 2005...........................................         1,500              1,492
                    Young Broadcasting, Inc. 10.125% 2005.............................         1,000              1,005

                    Business & Public Services -- 6.3%
                    Integrated Health Services, Inc. 9.625% 2002......................         2,000              2,045
                    Integrated Heatlh Services, Inc. 10.75% 2004......................           500                529
                    Paracelsus Healthcare Corp. 10.00% 2006...........................         1,750              1,514
                    Protection One Alarm Monitoring Corp. zero coupon 2005(1).........         1,000                910
                    Regency Health Services, Inc. 9.875% 2002.........................         1,750              1,767
                    Rykoff Sexton, Inc. 8.875% 2003...................................           500                471
                    Universal Health Services, Inc. 8.75% 2005........................         1,000              1,029

                    Food Retail -- 4.2%
                    Allied Supermarkets, Inc. 6.625% 1998.............................         1,200              1,196
                    Foodmaker, Inc. 9.25% 1999........................................         1,400              1,421
                    Foodmaker, Inc. 9.75% 2002........................................           500                497
                    Penn Traffic Co. 9.625% 2005......................................           500                270
                    Stater Brothers Holdings, Inc. 11.00% 2001........................         2,000              2,140

                    Leisure & Tourism -- 2.0%
                    Four Seasons Hotels, Inc. 9.125% 2000#............................         1,000              1,016
                    Station Casinos, Inc. 9.625% 2003.................................           500                487
                    Wyndham Hotel Corp. 10.50% 2006...................................         1,000              1,060

                    Merchandising -- 2.6%
                    AnnTaylor, Inc. 8.75% 2000........................................           500                485
                    Barnes & Noble, Inc. 11.875% 2003.................................         1,000              1,093
                    Thrifty PayLess Holdings, Inc. 12.25% 2004........................         1,625              1,901

                    Telecommunications -- 20.0%
                    Brooks Fiber Properties, Inc. zero coupon 2006(1).................         2,750              1,801
                    Cellular Communications International, Inc. zero coupon 2000......         2,250              1,530
                    Centennial Cellular Corp. 8.875% 2001.............................         3,000              2,880
                    Comunicacion Celular SA zero coupon 2003*.........................         1,000                653

                                                           ---------------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT            VALUE
                                        BONDS & NOTES (continued)                        (IN THOUSANDS)    (IN THOUSANDS)
                    -----------------------------------------------------------------------------------------------------
                    SERVICES (continued)
                    Telecommunications (continued)
                    International CableTel, Inc. zero coupon 2005(1)..................      $    750         $      534
                    MFS Communication zero coupon 2004................................         7,000              6,055
                    MobileMedia Communications, Inc. zero coupon 2003.................         1,000                445
                    Nextel Communications, Inc. zero coupon 2003......................         1,000                753
                    Omnipoint Corp. 11.625% 2006......................................         1,500              1,579
                    Paging Network, Inc. 11.75% 2002..................................         2,200              2,376
                    Pricellular Wireless Corp. zero coupon 2003.......................         1,000                843
                    Pricellular Wireless Corp. 14.00% 2001............................         1,000                985
                    Rogers Cantel Mobile Communications, Inc. 11.125% 2002............           500                527
                    Teleport Communications Group 9.875% 2006.........................           500                529
                    Videotron Holdings PLC zero coupon 2004...........................         5,500              4,730

                    Transportation: Airlines -- 2.3%
                    USAir, Inc. 9.625% 2003...........................................           500                508
                    USAir, Inc. 10.00% 2003...........................................         1,000                985
                    USAir, Inc. 10.375% 2013..........................................         1,500              1,530
                                                                                                              ---------
                                                                                                                 65,269
                                                                                                              ---------
                    TOTAL BONDS & NOTES (cost $106,841)...............................                          112,328
                                                                                                              ---------

                                            WARRANTS -- 0.0%+                                SHARES
                    -----------------------------------------------------------------------------------------------------
                    SERVICES -- 0.0%
                    Broadcasting & Publishing -- 0.0%
                    Heartland Wireless Communication, Inc. 4/15/03*...................         3,000                  6

                    Business & Public Services -- 0.0%
                    Protection One Alarm Monitoring Corp. 6/30/05*....................         3,200                 25

                    Telecommunications -- 0.0%
                    Comunicacion Celular SA 11/15/03#*................................         1,000                  6
                    Nextel Communications, Inc. 1/15/99...............................           500                  0
                                                                                                              ---------
                                                                                                                     37
                                                                                                              ---------
                    TOTAL WARRANTS (cost $42).........................................                               37
                                                                                                              ---------
                                                                                           PRINCIPAL
                                                                                             AMOUNT
                                   U.S. GOVERNMENT AND AGENCIES -- 6.9%                  (IN THOUSANDS)
                    -----------------------------------------------------------------------------------------------------
                    UNITED STATES TREASURY -- 6.9%
                    10.75% Bonds 2005.................................................      $  2,000              2,627
                    5.125% Notes 1998.................................................         6,500              6,442
                                                                                                              ---------
                                                                                                                  9,069
                                                                                                              ---------
                    TOTAL U.S. GOVERNMENT AND AGENCIES (cost $8,834)..................                            9,069
                                                                                                              ---------
                    TOTAL INVESTMENT SECURITIES (cost $115,717).......................                          121,434
                                                                                                              ---------

---------------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT            VALUE
                                      SHORT-TERM SECURITIES -- 5.5%                      (IN THOUSANDS)    (IN THOUSANDS)
                    -----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 2.0%
                    Associates Corp. of North America 5.95% due 12/2/96 (cost
                      $2,660).........................................................      $  2,660         $    2,660
                                                                                                              ---------
                    FEDERAL AGENCY OBLIGATIONS -- 1.2%
                    Federal National Mortgage Association 5.30% due 12/19/96 (cost
                      $1,496).........................................................         1,500              1,496
                                                                                                              ---------
                    MUNICIPAL BONDS -- 2.3%
                    Tennessee Valley Authority 5.21% due 12/3/96 (cost $2,999)........         3,000              2,999
                                                                                                              ---------
                    TOTAL SHORT-TERM SECURITIES (cost $7,155).........................                            7,155
                                                                                                              ---------

                    TOTAL INVESTMENTS --
                      (cost $122,872)                                             97.9%                         128,589
                    Other assets less liabilities --                               2.1                            2,748
                                                                                ------                        ---------
                    NET ASSETS --                                                100.0%                      $  131,337
                                                                                ======                        =========

              -----------------------------

              #  Resale restricted to qualified institutional buyers

              *   Fair value determined by Trustees

              +   Non-income producing securities

              (1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              (2) Variable rate security -- the rate reflected is as of November
                  30, 1996

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    U.S. GOVERNMENT/
    AAA-RATED SECURITIES SERIES        INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                           BONDS & NOTES -- 91.9%                           (IN THOUSANDS)    (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    ASSET-BACKED SECURITIES -- 5.2%
                    Green Tree Financial Corp. 6.80% 2027................................      $  1,000         $    1,001
                    Standard Credit Card Master Trust 8.88% 1999 Series 1991
                      Participation Certificates.........................................         4,500              4,705
                                                                                                                 ---------
                                                                                                                     5,706
                                                                                                                 ---------
                    DEVELOPMENTAL AUTHORITIES -- 4.0%
                    International Bank for Reconstruction & Development 7.90% 1998.......         3,000              3,084
                    International Bank for Reconstruction & Development 14.90% 1997......         1,200              1,252
                                                                                                                 ---------
                                                                                                                     4,336
                                                                                                                 ---------
                    FEDERAL AGENCY OBLIGATIONS -- 26.1%++
                    Federal Home Loan Mortgage Corp. 6.50% 2009*.........................         2,000              1,950
                    Federal Home Loan Mortgage Corp. 9.00% 2021 - 2022                            1,439              1,537
                    Federal Home Loan Mortgage Corp. 9.50% 2016..........................           753                816
                    Federal Home Loan Mortgage Corp. 11.88% 2013*........................            16                 18
                    Federal Home Loan Mortgage Corp. 12.50% 2013*........................           142                160
                    Federal National Mortgage Association 2001 STRIPS(1).................         5,000              4,992
                    Federal National Mortgage Association 7.50% 2009.....................         1,530              1,566
                    Federal National Mortgage Association 7.70% 2004.....................         1,645              1,702
                    Federal National Mortgage Association 8.50% 2023.....................         1,898              1,997
                    Government National Mortgage Association 7.50% 2023..................         1,320              1,344
                    Government National Mortgage Association 8.00% 2017..................         1,688              1,764
                    Government National Mortgage Association 8.50% 2016 - 2026...........         3,657              3,842
                    Government National Mortgage Association 9.00% 2016 - 2017...........           782                844
                    Government National Mortgage Association 9.50% 2009 - 2017...........         4,942              5,409
                    Government National Mortgage Association 10.00% 5/15/16..............            50                 55
                    Government National Mortgage Association 10.50% 2016 - 2019..........           311                347
                    Government National Mortgage Association 11.00% 6/20/19..............            70                 80
                    Government National Mortgage Association 11.50% 2010 - 2015..........            17                 20
                                                                                                                 ---------
                                                                                                                    28,443
                                                                                                                 ---------
                    INDUSTRIALS -- 1.8%
                    Public Service Electric & Gas Co. 7.00% 2024.........................         2,000              1,930
                                                                                                                 ---------
                    MORTGAGE-RELATED SECURITIES -- 6.8%
                    CMC Securities Corp. 6.50% 2008......................................         2,801              2,685
                    EQCC Home Equity Loan Trust 6.95% 2012...............................           300                303
                    Merrill Lynch Mortgage Investors, Inc. 6.85% 2025*...................           500                505
                    Morgan (J.P.) Commercial Mortgage Finance Corp. 7.35% 2010*..........         1,000              1,037
                    Prudential Home Mortgage Corp. 7.50% 2022............................         2,815              2,820
                                                                                                                 ---------
                                                                                                                     7,350
                                                                                                                 ---------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.0%
                    Ontario Province Canada 15.25% 2012..................................         1,000              1,124
                                                                                                                 ---------

---------------------

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                          BONDS & NOTES (continued)                         (IN THOUSANDS)    (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    UNITED STATES TREASURY -- 47.0%
                    5.88% Bonds 2004.....................................................      $  4,000         $    3,981
                    7.25% Bonds 2004.....................................................         5,000              5,379
                    10.38% Bonds 2009....................................................         4,500              5,688
                    10.38% Bonds 2012....................................................        12,000             15,849
                    10.75% Bonds 2003....................................................         1,750              2,194
                    8.88% Bonds 2017.....................................................        10,700             13,626
                    12.00% Bonds 2013....................................................         3,000              4,404
                                                                                                                 ---------
                                                                                                                    51,121
                                                                                                                 ---------
                    TOTAL INVESTMENT SECURITIES (cost $98,480)...........................                          100,010
                                                                                                                 ---------
                                        SHORT-TERM SECURITIES -- 6.7%
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 6.7%
                    Associates Corp. of North America 5.38% due 12/2/96..................         3,300              3,299
                    General Electric Capital Corp. 5.30% due 12/5/96.....................         4,000              3,998
                                                                                                                 ---------
                    TOTAL SHORT-TERM SECURITIES (cost $7,297)............................                            7,297
                                                                                                                 ---------

                    TOTAL INVESTMENTS --
                      (cost $105,777)                                                             98.6%            107,307
                    Other assets less liabilities --                                               1.4               1,545
                                                                                                ------           ---------
                    NET ASSETS --                                                                100.0%         $  108,852
                                                                                                ======           =========

              -----------------------------

              ++ Pass-through securities are backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than stated maturity.

              *   Fair value determined by Trustees

              (1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    CASH MANAGEMENT SERIES             INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                       SHORT-TERM SECURITIES -- 101.0%                      (IN THOUSANDS)    (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 97.4%
                    Albertson's, Inc. 5.27% due 1/07/97..................................       $3,000           $  2,984
                    American Express Credit Corp. 5.24% due 12/24/96.....................        3,000              2,990
                    American General Finance Corp. 5.23% due 12/04/96....................        1,400              1,399
                    Ameritech Corp. 5.29% due 1/14/97....................................        3,000              2,981
                    Baltimore Gas & Electric Co. 5.23% due 12/02/96......................        3,300              3,299
                    BellSouth Telecommunications, Inc. 5.22% due 12/04/96................        3,300              3,299
                    Beneficial Corp. 5.31% due 1/17/97...................................        2,900              2,880
                    CIT Group Holdings, Inc. 5.24% due 12/17/96..........................        2,000              1,995
                    Coca-Cola Co. 5.22% due 12/03/96.....................................        2,400              2,399
                    Commercial Credit Co. 5.30% due 1/24/97..............................        1,400              1,389
                    Deere (John) Capital Corp. 5.23% due 12/26/96........................        2,600              2,591
                    Disney (Walt), Co. 5.26% due 1/09/97.................................        2,400              2,386
                    Lilly (Eli) & Co. 5.26% due 12/02/96.................................        2,700              2,700
                    Ford Motor Credit Co. 5.31% due 1/08/97..............................        1,600              1,591
                    Ford Motor Credit Co. 5.32% due 1/10/97..............................          600                596
                    Ford Motor Credit Co. 5.34% due 1/10/97..............................        1,100              1,094
                    General Electric Capital Corp. 5.25% due 12/11/96....................        1,900              1,897
                    General Electric Capital Corp. 5.25% due 12/20/96....................        1,700              1,695
                    General Mills, Inc. 5.24% due 12/23/96...............................        1,925              1,919
                    Heinz (H.J.) Co. 5.25% due 12/16/96..................................        2,000              1,996
                    IBM Credit Corp. 5.25% due 12/10/96..................................        3,500              3,495
                    International Bank For Reconstruction & Development Dsc Note 5.22%
                      due 12/30/96.......................................................        1,300              1,294
                    International Lease Finance Corp. 5.25% due 12/05/96.................        1,200              1,199
                    Kellogg Co. 5.30% due 1/02/97........................................        3,000              2,986
                    Lucent Technologies, Inc. 5.24% due 12/19/96.........................        3,000              2,992
                    Minnesota Mining & Manufacturing Co. 5.23% due 12/16/96..............        3,500              3,492
                    Motorola, Inc. 5.23% due 12/09/96....................................          100                100
                    Motorola, Inc. 5.24% due 12/19/96....................................        2,000              1,995
                    National Rural Utilities Cooperative Finance Corp. 5.23% due
                      12/12/96...........................................................        2,000              1,997
                    Paccar Financial Corp. 5.26% due 12/19/96............................        3,000              2,992
                    PepsiCo, Inc. 5.28% due 1/16/97......................................        2,100              2,086
                    Pitney Bowes Credit Corp. 5.24% due 12/09/96.........................        3,700              3,696
                    President & Fellows Harvard 5.24% due 12/11/96.......................        2,700              2,696
                    Procter & Gamble Co. 5.27% due 1/15/97...............................        3,243              3,222
                    SAFECO Credit Co., Inc. 5.29% due 1/22/97............................        3,000              2,977
                    Southwestern Bell Telephone Co. 5.22% due 12/06/96...................        3,300              3,298
                    Warner Lambert Co. 5.24% due 12/09/96................................        2,300              2,297
                                                                                                                 --------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $86,894)......................                          86,894
                                                                                                                 --------

---------------------

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                      SHORT-TERM SECURITIES (continued)                     (IN THOUSANDS)    (IN THOUSANDS)
                    --------------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 3.6%
                    Federal National Mortgage Association Discount Notes 5.22% due
                      12/12/96...........................................................       $  900           $    899
                    Federal National Mortgage Association Discount Notes 5.23% due
                      12/16/96...........................................................        2,300              2,295
                                                                                                                 --------
                    TOTAL FEDERAL AGENCY OBLIGATIONS (cost $3,194).......................                           3,194
                                                                                                                 --------
                    TOTAL SHORT-TERM SECURITIES (cost $90,088)...........................                          90,088
                                                                                                                 --------

                    TOTAL INVESTMENTS --
                      (cost $90,088)                                                101.0%                         90,088
                    Liabilities in excess of other assets --                         (1.0)                           (852)
                                                                                   ------                        --------
                    NET ASSETS --                                                   100.0%                       $ 89,236
                                                                                   ======                        ========

              See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF ASSETS AND LIABILITIES
    FOR THE YEAR ENDED NOVEMBER 30, 1996

    (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                  ASSET
                                               GROWTH       INTERNATIONAL     GROWTH-INCOME     ALLOCATION
                                               SERIES          SERIES            SERIES           SERIES
    ------------------------------------------------------------------------------------------------------
    ASSETS:
    Investment securities, at value*.......    $744,876          $224,354         $808,511        $140,202
    Short-term securities*.................      58,054            24,604          111,063          12,548
    Money market accounts..................         100               100               95              43
    Cash...................................          27                 1               --               1
    Foreign cash...........................          --                25               --              --
    Receivables for --
      Sales of investments.................      10,362                64               13              --
      Dividends and accrued interest.......         245               417            1,833             906
      Fund shares sold.....................         706                11              144               6
      Foreign currency contracts...........          --                52               --              --
    Prepaid expenses.......................           1                --                1              --
                                             -------------------------------------------------------------
                                                814,371           249,628          921,660         153,706
                                             -------------------------------------------------------------
    LIABILITIES:
    Payables for --
      Fund shares redeemed.................         388               125              743              43
      Purchases of investments.............         371                --            1,048             500
      Advisory fees........................         194               120              222              39
      Management fees......................         130                48              148              26
      Foreign currency contracts...........          --                51               --              --
    Other accrued expenses.................         124               140              143              38
                                             -------------------------------------------------------------
                                                  1,207               484            2,304             646
                                             -------------------------------------------------------------
    NET ASSETS.............................    $813,164          $249,144         $919,356        $153,060
                                             =============================================================
    Shares of beneficial interest
      outstanding (unlimited shares
      authorized)..........................      19,232            15,763           26,038           9,431
    Net asset value per share..............    $  42.28          $  15.81         $  35.31        $  16.23
                                             =============================================================

    COMPOSITION OF NET ASSETS:
    Capital paid in........................    $411,699          $171,204         $511,441        $103,083
    Accumulated undistributed net
      investment income....................       3,789             3,943           18,313           5,687
    Accumulated undistributed net realized
      gain (loss) on investments, futures,
      options and foreign currency.........     118,468            17,634          123,950          14,841
    Unrealized appreciation/depreciation of
      investments..........................     279,208            56,363          265,652          29,449
                                             -------------------------------------------------------------
        Net Assets                             $813,164          $249,144         $919,356        $153,060
                                             =============================================================

                                                             U.S.
                                                          GOVERNMENT
                                           HIGH-YIELD     AAA-RATED          CASH
                                              BOND        SECURITIES      MANAGEMENT
                                             SERIES         SERIES          SERIES
    --------------------------------------------------------------------------------
    ASSETS:
    Investment securities, at value*.......   $121,434       $100,010        $    --
    Short-term securities*.................      7,155          7,297         90,088
    Money market accounts..................        101            102            101
    Cash...................................         10            314             72
    Foreign cash...........................         --             --             --
    Receivables for --
      Sales of investments.................        557             --             --
      Dividends and accrued interest.......      2,166          1,241             --
      Fund shares sold.....................         18              8             53
      Foreign currency contracts...........         --             --             --
    Prepaid expenses.......................         --             --             --
                                             ---------------------------------------
                                               131,441        108,972         90,314
                                             ---------------------------------------
    LIABILITIES:
    Payables for --
      Fund shares redeemed.................         11             38          1,003
      Purchases of investments.............         --             --             --
      Advisory fees........................         34             28             25
      Management fees......................         23             19             17
      Foreign currency contracts...........         --             --             --
    Other accrued expenses.................         36             35             33
                                             ---------------------------------------
                                                   104            120          1,078
                                             ---------------------------------------
    NET ASSETS.............................   $131,337       $108,852        $89,236
                                             =======================================
    Shares of beneficial interest
      outstanding (unlimited shares
      authorized)..........................      9,484          9,461          7,841
    Net asset value per share..............   $  13.85       $  11.51       $  11.38
                                             =======================================
    COMPOSITION OF NET ASSETS:
    Capital paid in........................   $115,245       $100,543        $84,388
    Accumulated undistributed net
      investment income....................     12,657          8,429          4,848
    Accumulated undistributed net realized
      gain (loss) on investments, futures,
      options and foreign currency.........     (2,282)        (1,650)            --
    Unrealized appreciation/depreciation of
      investments..........................      5,717          1,530             --
                                             ---------------------------------------
        Net Assets                            $131,337       $108,852        $89,236
                                             =======================================

---------------

    *Costs
      Investment Securities................    $465,668          $167,991         $542,860        $110,710
                                             =============================================================
      Short-term Securities................     $58,054           $24,604         $111,062         $12,591
                                             =============================================================

    *Costs
      Investment Securities................   $115,717        $98,480             --
                                             =======================================
      Short-term Securities................     $7,155         $7,297        $90,088
                                             =======================================

    See Notes to Financial Statements

---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED NOVEMBER 30, 1996

    (DOLLARS IN THOUSANDS)

                                                                                                ASSET        HIGH-YIELD
                                              GROWTH      INTERNATIONAL     GROWTH-INCOME     ALLOCATION        BOND
                                              SERIES         SERIES            SERIES           SERIES         SERIES
    -------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME:
    Income:
      Dividends*...........................  $  4,725        $ 4,318          $  18,473        $  2,500       $     --
      Interest.............................     3,554          1,739              4,673           4,030         13,020
                                             --------------------------------------------------------------------------
             Total income..................     8,279          6,057             23,146           6,530         13,020
                                             --------------------------------------------------------------------------
    Expenses:
      Advisory fees........................     2,478          1,412              2,672             472            421
      Management fees......................     1,653            564              1,781             314            281
      Custodian fees.......................       236            389                252              64             61
      Auditing and legal fees..............        56             20                 62              15             14
      Reports to investors.................        18              5                 17               4              3
      Trustees' fees.......................        18              5                 20               3              3
      Other expenses.......................        24              3                 21               1              1
                                             --------------------------------------------------------------------------
             Total expenses................     4,483          2,398              4,825             873            784
                                             --------------------------------------------------------------------------
      Net investment income................     3,796          3,659             18,321           5,657         12,236
                                             --------------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain on investments.......   118,807         17,946            124,360          14,891          1,680
    Net realized foreign exchange loss on
      other assets and liabilities.........        --            (15)                --              --             --
    Change in unrealized appreciation/
      depreciation of investments..........   (22,910)        21,406             32,410           5,929          3,974
                                             --------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
      on investments, foreign currency and
      other assets and liabilities.........    95,897         39,337            156,770          20,820          5,654
                                             --------------------------------------------------------------------------

    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................  $ 99,693        $42,996          $ 175,091        $ 26,477       $ 17,890
                                             ==========================================================================

                                                U.S.
                                            GOVERNMENT/
                                              AAA-RATED         CASH
                                             SECURITIES      MANAGEMENT
                                               SERIES          SERIES
    -------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME:
    Income:
      Dividends*...........................    $    --        $     --
      Interest.............................      9,188           5,438
                                               -----------------------
             Total income..................      9,188           5,438
                                               -----------------------
    Expenses:
      Advisory fees........................        380             318
      Management fees......................        253             212
      Custodian fees.......................         59              36
      Auditing and legal fees..............         12              13
      Reports to investors.................          2               2
      Trustees' fees.......................          3               2
      Other expenses.......................         --              --
                                               -----------------------
             Total expenses................        709             583
                                               -----------------------
      Net investment income................      8,479           4,855
                                               -----------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain on investments.......        118               1
    Net realized foreign exchange loss on
      other assets and liabilities.........         --              --
    Change in unrealized appreciation/
      depreciation of investments..........     (2,756)             --
                                               -----------------------
    Net realized and unrealized gain (loss)
      on investments, foreign currency and
      other assets and liabilities.........     (2,638)              1
                                               -----------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS......................    $ 5,841        $  4,856
                                               =======================

---------------
    * Net of foreign withholding taxes of $38; $543; $147 and $17 on Growth, International, Growth-Income and Asset Allocation Series, respectively

    See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1996

    (DOLLARS AND SHARES IN THOUSANDS)

                                                                                                 ASSET        HIGH-YIELD
                                              GROWTH       INTERNATIONAL     GROWTH-INCOME     ALLOCATION        BOND
                                              SERIES          SERIES            SERIES           SERIES         SERIES
    --------------------------------------------------------------------------------------------------------------------
    OPERATIONS:
    Net investment income..................  $   3,796       $   3,659         $  18,321        $   5,657      $  12,236
    Net realized gain on investments.......    118,807          17,946           124,360           14,891          1,680
    Net realized foreign exchange loss on
      other assets and liabilities.........         --             (15)               --               --             --
    Change in unrealized appreciation/
      depreciation of investments..........    (22,910)         21,406            32,410            5,929          3,974
                                             ---------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations......................     99,693          42,996           175,091           26,477         17,890
                                             ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS
      PAID TO SHAREHOLDERS:
    Dividends from net investment income...     (5,500)         (7,250)          (20,695)          (5,985)       (13,970)
    Distributions from net realized gains
      on investments.......................   (120,665)         (4,980)          (55,955)         (10,955)            --
                                             ---------------------------------------------------------------------------
    Total dividends and distributions paid
      to shareholders......................   (126,165)        (12,230)          (76,650)         (16,940)       (13,970)
                                             ---------------------------------------------------------------------------
    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold..............    186,903          69,110            75,454           15,816         40,043
    Proceeds from shares issued for
      reinvestment of dividends and
      distributions........................    126,165          12,230            76,650           16,940         13,970
    Cost of shares repurchased.............   (370,707)        (91,096)         (213,332)         (42,841)       (73,186)
                                             ---------------------------------------------------------------------------
    Net decrease in net assets resulting
      from capital share transactions......    (57,639)         (9,756)          (61,228)         (10,085)       (19,173)
                                             ---------------------------------------------------------------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................    (84,111)         21,010            37,213             (548)       (15,253)
    NET ASSETS:
    Beginning of period....................    897,275         228,134           882,143          153,608        146,590
                                             ---------------------------------------------------------------------------
    End of period..........................  $ 813,164       $ 249,144         $ 919,356        $ 153,060      $ 131,337
                                             ===========================================================================

                                                U.S.
                                             GOVERNMENT/
                                             AAA-RATED          CASH
                                             SECURITIES      MANAGEMENT
                                               SERIES          SERIES
    --------------------------------------------------------------------------------------------------------------------
    OPERATIONS:
    Net investment income..................   $   8,479      $   4,855
    Net realized gain on investments.......         118              1
    Net realized foreign exchange loss on
      other assets and liabilities.........          --             --
    Change in unrealized appreciation/
      depreciation of investments..........      (2,756)            --
                                                -------------------------
    Net increase in net assets resulting
      from operations......................       5,841          4,856
                                                -------------------------
    DIVIDENDS AND DISTRIBUTIONS
      PAID TO SHAREHOLDERS:
    Dividends from net investment income...     (11,160)        (7,520)
    Distributions from net realized gains
      on investments.......................          --             (1)
                                                -------------------------
    Total dividends and distributions paid
      to shareholders......................     (11,160)        (7,521)
                                                -------------------------
    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold..............      16,512        250,835
    Proceeds from shares issued for
      reinvestment of dividends and
      distributions........................      11,160          7,521
    Cost of shares repurchased.............     (48,439)      (267,327)
                                                -------------------------
    Net decrease in net assets resulting
      from capital share transactions......     (20,767)        (8,971)
                                                -------------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................     (26,086)       (11,636)
    NET ASSETS:
    Beginning of period....................     134,938        100,872
                                                -------------------------
    End of period..........................   $ 108,852      $  89,236
                                                =========================


---------------

    Undistributed net investment income....  $   3,789     $      3,943      $     18,313      $    5,687     $   12,657
                                             ===========================================================================
    Shares issued and repurchased:
      Sold.................................      4,762           4,811             2,343            1,045          3,028
      Issued in reinvestment of dividends
        and distributions..................      3,361             880             2,462            1,178          1,104
      Repurchased..........................     (9,518)         (6,335)           (6,652)          (2,849)        (5,421)
                                             ---------------------------------------------------------------------------
    Net decrease...........................     (1,395)           (644)           (1,847)            (626)        (1,289)
                                             ============================================================================

    Undistributed net investment income....  $    8,429      $   4,848
                                             =========================
    Shares issued and repurchased:
      Sold.................................       1,469         22,136
      Issued in reinvestment of dividends
        and distributions..................       1,030            683
      Repurchased..........................      (4,300)       (23,640)
                                              ------------------------
    Net decrease...........................      (1,801)          (821)
                                              ------------------------

    See Notes to Financial Statements

---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1995

    (DOLLARS AND SHARES IN THOUSANDS)

                                                                                                                           U.S.
                                                                                                                        GOVERNMENT/
                                                                                            ASSET        HIGH-YIELD     AAA-RATED
                                               GROWTH       INTERNATIONAL  GROWTH-INCOME  ALLOCATION        BOND        SECURITIES
                                               SERIES         SERIES         SERIES         SERIES         SERIES         SERIES
    ------------------------------------------------------------------------------------------------------------------------------
    OPERATIONS:
    Net investment income..................  $   5,324      $   4,604      $  20,693      $   5,960      $  13,821      $  10,773
    Net realized gain (loss) on
      investments..........................    120,927          7,678         55,815         11,006         (2,317)        (1,413)
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities..........................        174             (2)            --             --             --             --
    Change in unrealized appreciation/
      depreciation of investments..........    134,125         12,035        160,433         22,856         13,271         11,975
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities..........................         --             (9)            --             --             --             --
                                             -------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations......................    260,550         24,306        236,941         39,822         24,775         21,335
                                             -------------------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS
      PAID TO SHAREHOLDERS:
    Dividends from net investment income...     (4,130)        (4,020)       (20,910)        (7,070)       (15,715)       (14,600)
    Distributions from net realized gains
      on investments.......................    (53,955)        (8,900)       (61,645)        (3,970)        (1,315)          (730)
                                             -------------------------------------------------------------------------------------
    Total dividends and distributions paid
      to shareholders......................    (58,085)       (12,920)       (82,555)       (11,040)       (17,030)       (15,330)
                                             -------------------------------------------------------------------------------------
    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold..............    264,548         86,003         84,337         15,947         66,944         33,236
    Proceeds from shares issued for
      reinvestment of dividends and
      distributions........................     58,085         12,920         82,555         11,040         17,030         15,330
    Cost of shares repurchased.............   (340,425)      (141,673)      (205,106)       (44,839)       (72,596)       (69,001)
                                             -------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions.........................    (17,792)       (42,750)       (38,214)       (17,852)        11,378        (20,435)
                                             -------------------------------------------------------------------------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................    184,673        (31,364)       116,172         10,930         19,123        (14,430)
    NET ASSETS:
    Beginning of period....................    712,602        259,498        765,971        142,678        127,467        149,368
                                             -------------------------------------------------------------------------------------
    End of period..........................  $ 897,275      $ 228,134      $ 882,143      $ 153,608      $ 146,590      $ 134,938
                                               ===================================================================================


                                                CASH
                                             MANAGEMENT
                                               SERIES
    ------------------------------------------------------
    OPERATIONS:
    Net investment income..................  $   7,516
    Net realized gain (loss) on
      investments..........................          1
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities..........................         --
    Change in unrealized appreciation/
      depreciation of investments..........         --
    Change in unrealized foreign exchange
      gain (loss) on other assets and
      liabilities..........................         --
                                             ---------
    Net increase in net assets resulting
      from operations......................      7,517
                                             ---------
     DIVIDENDS AND DISTRIBUTIONS
      PAID TO SHAREHOLDERS:
    Dividends from net investment income...     (6,355)
    Distributions from net realized gains
      on investments.......................         (1)
                                             ---------
    Total dividends and distributions paid
      to shareholders......................     (6,356)
                                             ---------
    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold..............    320,102
    Proceeds from shares issued for
      reinvestment of dividends and
      distributions........................      6,356
    Cost of shares repurchased.............   (413,143)
                                             ---------
    Net increase (decrease) in net assets
      resulting from capital share
      transactions.........................    (86,685)
                                             ---------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................    (85,524)
    NET ASSETS:
    Beginning of period....................    186,396
                                             ---------
    End of period..........................  $ 100,872
                                             =========

---------------

    Undistributed net investment income....  $   5,493      $   7,246      $  20,687      $   5,977      $  13,964      $  11,152
                                               ===================================================================================
    Shares issued and repurchased:
      Sold.................................      6,919          6,506          2,970          1,155          5,131          2,849
      Issued in reinvestment of dividends
        and distributions..................      1,644          1,073          3,211            864          1,415          1,406
      Repurchased..........................     (8,845)       (10,739)        (7,247)        (3,268)        (5,539)        (5,944)
                                             -------------------------------------------------------------------------------------
    Net increase (decrease)................       (282)        (3,160)        (1,066)        (1,249)         1,007         (1,689)
                                               ===================================================================================

    Undistributed net investment income....  $   7,513
                                               =======

    Shares issued and repurchased:
      Sold.................................     27,835
      Issued in reinvestment of dividends
        and distributions..................        566
      Repurchased..........................    (35,988)
                                               -------
    Net increase (decrease)................     (7,587)
                                               ======

    See Notes to Financial Statements

                                                           ---------------------

   O
---------------------

ANCHOR PATHWAY FUND
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Anchor Pathway Fund (the "Fund") is an entity of the type commonly known as a Massachusetts Business Trust. Its Agreement and Declaration of Trust permits the issuance of an unlimited number of shares ($.01 par value per share) of beneficial interest in seven separate series, with shares of each series representing an interest in a separate portfolio of assets and operating as a distinct fund. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are offered only to Variable Separate Accounts, a separate account of Anchor National Life Insurance Company which offers annuity contracts.

The investment objectives for each series are as follows:

The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

The INTERNATIONAL SERIES seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The HIGH YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA by Standard & Poor's Ratings Services or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment adviser.

The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of high quality money market instruments.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service or a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and ask prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Trustees.

---------------------

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at published rates on the following basis:

  (i) market value of investment securities, other assets and liabilities -- at the prevailing rate of exchange at the valuation date.

  (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

  Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or incurred.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, DIVIDENDS, INVESTMENT INCOME AND EXPENSES: As is customary in the mutual fund industry, securities transactions are accounted for on the first business day following the trade date. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund does not amortize premiums or accrete discounts on fixed income securities, other than short-term securities, except those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Fund are allocated among the series based upon relative net assets. In all other respects, expenses are charged to each series as incurred on a specific identification basis.

  The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets were not affected by this change.

                                                           ---------------------

  For the year ended November 30, 1996, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows, (dollars in thousands):

                                                                                      ACCUMULATED       ACCUMULATED
                                                                                     UNDISTRIBUTED     UNDISTRIBUTED       PAID
                                                                                     NET REALIZED      NET INVESTMENT       IN
                                                                                      GAIN/(LOSS)      INCOME/(LOSS)      CAPITAL
                                                                                     --------------------------------------------
    Growth Series................................................................        $(285)            $   --          $ 285
    International Series.........................................................         (288)               288             --
    Growth-Income Series.........................................................         (164)                --            164
    Asset Allocation Series......................................................          (38)                38             --
    High-Yield Bond Series.......................................................         (427)               427             --
    U.S. Government/AAA-Rated Securities Series..................................           42                (42)            --
    Cash Management Series.......................................................           --                 --             --

3. FEDERAL INCOME TAXES: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at November 30, 1996 were as follows (dollars in thousands):

                                                        AGGREGATE    AGGREGATE      NET                      CAPITAL       CAPITAL
                                                        UNREALIZED   UNREALIZED   UNREALIZED   COST OF         LOSS          LOSS
                                                          GAIN        (LOSS)        GAIN       INVESTMENTS  CARRYOVER*     UTILIZED
                                                        ---------------------------------------------------------------------------
    Growth Series....................................   $303,680     $(24,514)    $279,166     $523,764     $       --     $     --
    International Series.............................     63,471       (7,109)      56,362      192,596             --           --
    Growth-Income Series.............................    273,501       (8,082)     265,419      654,155             --           --
    Asset Allocation Series..........................     29,586         (218)      29,368      123,382             --           --
    High-Yield Bond Series...........................      6,806       (1,089)       5,717      122,872      2,159,987      245,197
    U.S. Government/AAA-Rated Securities Series......      2,521         (991)       1,530      105,777      1,649,041           --
    Cash Management Series...........................         --           --           --       90,088             --           --

 * Expire 2003-2004
** Post 10/31/96 Capital Loss Deferral; High-Yield Bond Series $121,879

4. BUSINESS MANAGER AND INVESTMENT ADVISER: Anchor Investment Adviser, Inc. (the "Business Manager"), an indirect wholly owned subsidiary of Anchor National Life Insurance Company, pursuant to a business management agreement, manages the business affairs and the administration of the Fund. For these services, the Business Manager receives a monthly fee which is accrued daily based on the average net assets of each series of the Fund. Except for the International Series, the business manager fee accrues at the annual rate of .24% on that portion of each series' average daily net assets not exceeding $30,000,000 and
 .20% on that portion of the series' average daily net assets in excess of $30,000,000. The business manager fee for the International Series accrues at the annual rate of .24% on the series' average daily net assets.

  Advisory fees paid to Capital Research and Management Company (the "Investment Adviser") are based on the net assets of each series at the following annual rates: .36% on that portion of each series' (except for the International Series) average daily net assets not exceeding $30,000,000 and .30% on that portion of the series' average net assets in excess of $30,000,000. The advisory fee for the International Series accrues at the annual rate of .66% on that portion of the series' average daily net assets not exceeding $60,000,000 and
 .58% on that portion of the series' average daily net assets in excess of $60,000,000.

---------------------

  The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica Asset Management Corp., an affiliate of the Business Manager, or SunAmerica Inc., the ultimate parent of the Business Manager.

5. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities (dollars in thousands) for the year ended November 30, 1996, was as follows:

                                                                                                     ASSET
                                                   GROWTH      INTERNATIONAL     GROWTH-INCOME     ALLOCATION     HIGH-YIELD
                                                   SERIES         SERIES            SERIES           SERIES       BOND SERIES
                                                    -----------------------------------------------------------------------
        Purchases of portfolio securities........ $192,394       $  92,019         $ 189,056        $ 56,692        $45,508
        Sales of portfolio securities............  313,937         117,795           331,619          78,078         66,071
        U.S. government securities included above
          were as follows:
        Purchases of U.S. government
          securities.............................       --              --                --          19,976          8,360
        Sales of U.S. government securities......       --              --                --           7,214          2,490

                                                      U.S.
                                                   GOVERNMENT/
                                                    AAA-RATED         CASH
                                                   SECURITIES      MANAGEMENT
                                                     SERIES          SERIES
                                                  ---------------------------

        Purchases of portfolio securities........    $19,525        $     --
        Sales of portfolio securities............     41,213              --
        U.S. government securities included above
          were as follows:
        Purchases of U.S. government
          securities.............................     17,322              --
        Sales of U.S. government securities......     26,875              --

                                                           ---------------------

   O
---------------------

ANCHOR PATHWAY FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                           NET REALIZED        TOTAL        DIVIDENDS       DIVIDENDS
             NET ASSET        NET          & UNREALIZED         FROM         DECLARED       FROM NET       NET ASSET
               VALUE        INVEST-        GAIN (LOSS)        INVEST-        FROM NET       REALIZED         VALUE
 PERIOD      BEGINNING        MENT              ON              MENT        INVESTMENT       GAIN ON        END OF       TOTAL
 ENDED       OF PERIOD       INCOME        INVESTMENTS       OPERATIONS       INCOME       INVESTMENTS      PERIOD       RETURN**
-------------------------------------------------------------------------------------------------------------------------------
                                                         Growth Series
11/30/92      $ 25.57        $ 0.23           $ 5.21           $ 5.44         $(0.01)        $ (0.04)       $ 30.96       21.29%
11/30/93        30.96          0.24@            5.32             5.56          (0.23)          (0.53)         35.76       18.26
11/30/94        35.76          0.19@            1.04             1.23          (0.25)          (2.66)         34.08        3.33
11/30/95        34.08          0.25@           12.02            12.27          (0.20)          (2.65)         43.50       37.93
11/30/96        43.50          0.18@            5.10             5.28          (0.28)          (6.22)         42.28       14.02

                                                     International Series
11/30/92      $ 10.13        $ 0.15           $(0.12)          $ 0.03         $(0.14)        $ (0.02)       $ 10.00        0.31%
11/30/93        10.00          0.18@            2.54             2.72          (0.14)          (0.01)         12.57       27.41
11/30/94        12.57          0.22@            0.81             1.03          (0.12)          (0.22)         13.26        8.17
11/30/95        13.26          0.26@            1.11             1.37          (0.23)          (0.50)         13.90       11.18
11/30/96        13.90          0.22@            2.46             2.68          (0.46)          (0.31)         15.81       20.03

                                                     Growth-Income Series
11/30/92      $ 23.79        $ 0.64           $ 3.12           $ 3.76         $(0.72)        $ (0.58)       $ 26.25       16.02%
11/30/93        26.25          0.71@            2.44             3.15          (0.63)          (0.54)         28.23       12.34
11/30/94        28.23          0.69@           (0.14)            0.55          (0.76)          (1.56)         26.46        2.00
11/30/95        26.46          0.71@            7.46             8.17          (0.76)          (2.23)         31.64       33.47
11/30/96        31.64          0.67@            5.87             6.54          (0.77)          (2.10)         35.31       21.88

                                                    Asset Allocation Series
11/30/92      $ 11.88        $ 0.50           $ 1.10           $ 1.60         $(0.53)        $ (0.05)       $ 12.90       13.80%
11/30/93        12.90          0.63@            0.72             1.35          (0.46)          (0.13)         13.66       10.76
11/30/94        13.66          0.58@           (0.69)           (0.11)         (0.62)          (0.31)         12.62       (0.84)
11/30/95        12.62          0.55@            3.16             3.71          (0.68)          (0.38)         15.27       31.01
11/30/96        15.27          0.56@            2.17             2.73          (0.63)          (1.14)         16.23       19.34

                                                    High-Yield Bond Series
11/30/92      $ 13.91        $ 1.20           $ 0.65           $ 1.85         $(1.16)        $    --        $ 14.60       14.06%
11/30/93        14.60          1.27@            1.02             2.29          (1.22)             --          15.67       16.44
11/30/94        15.67          1.24@           (1.88)           (0.64)         (1.49)          (0.49)         13.05       (4.70)
11/30/95        13.05          1.26@            0.99             2.25          (1.56)          (0.13)         13.61       18.97
11/30/96        13.61          1.21@            0.56             1.77          (1.53)             --          13.85       14.05

                                          U.S. Government/AAA-Rated Securities Series
11/30/92      $ 12.49        $ 0.85           $ 0.31           $ 1.16         $(0.78)        $    --        $ 12.87        9.84%
11/30/93        12.87          0.95@            0.61             1.56          (0.91)          (0.18)         13.34       12.58
11/30/94        13.34          0.90@           (1.43)           (0.53)         (1.11)          (0.17)         11.53       (4.17)
11/30/95        11.53          0.86@            0.85             1.71          (1.20)          (0.06)         11.98       15.95
11/30/96        11.98          0.80@           (0.21)            0.59          (1.06)             --          11.51        5.49

                                                    Cash Management Series
11/30/92      $ 11.88        $ 0.40           $(0.03)          $ 0.37         $(0.75)        $    --        $ 11.50        3.26%
11/30/93        11.50          0.29@              --             0.29          (0.39)             --          11.40        2.57
11/30/94        11.40          0.40@              --             0.40          (0.33)             --          11.47        3.56
11/30/95        11.47          0.61@            0.01             0.62          (0.44)             --          11.65        5.53
11/30/96        11.65          0.55@              --             0.55          (0.82)             --          11.38        4.94

            NET                       RATIO OF NET
           ASSETS       RATIO OF       INVESTMENT
           END OF       EXPENSES         INCOME     PORTFOLIO  AVERAGE
 PERIOD    PERIOD      TO AVERAGE      TO AVERAGE   TURNOVER  COMMISSION
 ENDED    (000'S)      NET ASSETS      NET ASSETS     RATE    PER SHARE#
------------------------------------------------------------------------

                           Growth Series
11/30/92  $644,060        0.56%            0.88%       14.31%  $    N/A
11/30/93   735,400        0.55             0.71        21.99        N/A
11/30/94   712,602        0.55             0.56        33.79        N/A
11/30/95   897,275        0.55             0.65        23.72        N/A
11/30/96   813,164        0.55             0.46        25.51     0.0561
                       International Series
11/30/92  $ 85,919        1.19%            1.88%       21.04%  $    N/A
11/30/93   192,162        1.12             1.62        22.56        N/A
11/30/94   259,498        1.04             1.64        21.68        N/A
11/30/95   228,134        1.05             1.95        16.79        N/A
11/30/96   249,144        1.02             1.56        44.94     0.0196
                      Growth-Income Series
11/30/92  $777,448        0.56%            2.88%       18.81%  $    N/A
11/30/93   862,716        0.55             2.60        29.22        N/A
11/30/94   765,971        0.55             2.54        32.97        N/A
11/30/95   882,143        0.55             2.52        18.81        N/A
11/30/96   919,356        0.55             2.07        23.72     0.0564
                    Asset Allocation Series
11/30/92  $134,100        0.63%            4.84%       21.86%  $    N/A
11/30/93   166,555        0.60             4.70        22.66        N/A
11/30/94   142,678        0.59             4.47        48.53        N/A
11/30/95   153,608        0.59             4.04        53.58        N/A
11/30/96   153,060        0.58             3.74        40.97     0.0573
                    High-Yield Bond Series
11/30/92  $147,951        0.62%            9.40%       75.27%       N/A
11/30/93   190,515        0.59             8.43        59.03        N/A
11/30/94   127,467        0.59             8.76        44.97        N/A
11/30/95   146,590        0.59             9.66        31.64        N/A
11/30/96   131,337        0.58             9.09        36.99        N/A
         U.S. Government/AAA-Rated Securities Series
11/30/92  $230,798        0.59%            7.32%       47.58%       N/A
11/30/93   228,569        0.58             7.19         9.14        N/A
11/30/94   149,368        0.58             7.42        16.95        N/A
11/30/95   134,938        0.59             7.49        43.43        N/A
11/30/96   108,852        0.59             7.03        17.12        N/A
                   Cash Management Series
11/30/92  $203,548        0.61%            3.21%          --%       N/A
11/30/93   192,384        0.58             2.59           --        N/A
11/30/94   186,396        0.57             3.52           --        N/A
11/30/95   100,872        0.58             5.32           --        N/A
11/30/96    89,236        0.58             4.81           --        N/A

---------------

@ Calculated based upon average shares outstanding

# The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.

** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance
   Company. If such expenses had been included, total return would have been lower for each period presented.

See Notes to Financial Statements

---------------------

   O
---------------------

    ANCHOR PATHWAY FUND
    REPORT OF INDEPENDENT ACCOUNTANTS

    To the Trustees and Shareholder of Anchor Pathway Fund

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Series, International Series, Growth-Income Series, Asset Allocation Series, High-Yield Bond Series, U.S. Government/AAA-Rated Securities Series and Cash Management Series (constituting the Anchor Pathway Fund, hereafter referred to as the "Fund") at November 30, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

    PRICE WATERHOUSE LLP

    1177 Avenue of the Americas
    New York, New York
    January 15, 1997

                                                           ---------------------